A
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                 USAA LIFE INSURANCE COMPANY
[LOGO OF USAA] ===========================================================
   USAA(R)

July 25, 2000

Sig C. Brekke, FLMI, AALU
Vice President
Munich American Reassurance Co
56 Perimeter Center East
Atlanta, GA 30346-2290

RE: All existing treaties

Dear Sig:

Enclosed is the proposed standard claim form presented at the USAA Financial Conference, Reinsurance Breakout Session on May 8,2000. Please take the time to carefully review the form, as changes have been made to the form discussed at the conference. Effective immediately, we intend that this form will be used for USAA Life to provide notice to MARC of the contest, compromise, or litigation of a claim, as required by the terms of the existing agreements. Unless USAA Life receives written notice from MARC in response that MARC does not consent to the contest, compromise, or litigation, USAA Life will assume that MARC consents to the contest, compromise, or litigation, and will reimburse USAA Life for MARC's portion of the associated liability and expenses in accordance with the terms of the existing agreements, including MARC's proportionate share of any compromise or settlement.

If you agree with the above, please sign and date in the spaces indicated below and return the duplicated copy to us.

USAA Life Insurance Company                      Munich American Reassurance Co

/s/                                              /s/
---------------------------                      ------------------------------
         Signature                                          Signature

Allen R. Pierce, VP Actuary                       Sig C. BREKKE, Vice President
---------------------------                      ------------------------------
        Name & Title                                       Name & Title

         7/27/2000                                            8/29/00
---------------------------                      ------------------------------
            Date                                                Date

        9800 Fredericksburg Road San Antonio, Texas 78288 1-800-531-8000
        in San Antonio 498-8000
                                                                      31710-0198
                                                                      ----------
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[LOGO OF USAA]   USAA LIFE INSURANCE COMPANY
   USAA(R)       USAA LIFE INSURANCE COMPANY OF NEW YORK

                        REINSURANCE DEATH CLAIM FORM
                        ----------------------------
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                                 I. CLAIM DATA
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 REINSURANCE COMPANY: Munich American Reinsurance Co          STATUS
                      ------------------------------
 INSURED: ___________________________________________  [ ]  INCONTESTABLE
 DATE OF BIRTH: _____________________________________  [ ]  CONTESTABLE
 DATE OF DEATH: _____________________________________  [ ]  UNDER INVESTIGATION
 CAUSE OF DEATH: ____________________________________  [ ]  SETTLED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               II. NOTIFICATION
--------------------------------------------------------------------------------
[ ] PRELIMINARY NOTICE   [ ] NOTIFICATION OF CONTEST   [ ] REQUEST FOR PAYMENT
                             /COMPROMISE/S LITIGATION
--------------------------------------------------------------------------------
       POLICIES ISSUED AS A RESULT OF CONVERSION, EXCHANGE OR REPLACEMENT
                    OF OTHER USAA LIFE INSURANCE COVERAGE:
 [ ] YES  IF YES, PLEASE PROVIDE         ORIGINAL POLICY DATE:___ ORIGINAL $:___
          THE FOLLOWING INFORMATION:
 [ ] NO   POLICY #s:              POLICY #s:              POLICY #s:
--------------------------------------------------------------------------------
 *THIS CLAIM FORM IS NOTIFICATION OF USAA'S INTENTION TO CONTEST, COMPROMISE, OR LITIGATE A CLAIM IN ACCORDANCE WITH THE TREATY TERMS. UNLESS REINSURER NOTIFIES USAA LIFE, IN WRITING, THAT IT DECLINES TO BE A PARTY TO SUCH ACTION, REINSURER WILL PAY ITS SHARE OF ANY SETTLEMENT UP TO THE MAXIMUM THAT WOULD HAVE BEEN PAYABLE UNDER THE SPECIFIC POLICY PLUS ITS SHARE OF SPECIFIC EXPENSES AND DAMAGES, IF ANY, IN CONNECTION WITH THE CONTEST, COMPROMISE, OR LITIGATION. FOR INCONTESTABLE CLAIMS, WE WILL PROCESS ALL REQUIREMENTS AND PROCEED WITH CLAIM PAYMENT UNLESS NOTIFIED OTHERWISE.
--------------------------------------------------------------------------------
                DATE OF                 DATE OF    REINSTATEMENT    AMOUNT OF
 POLICY NUMBER   ISSUE   FACE AMOUNT  TERMINATION      DATE        REINSURANCE
--------------  -------  -----------  -----------  -------------  --------------
______________  _______  ___________  ___________  _____________  ______________
______________  _______  ___________  ___________  _____________  ______________
______________  _______  ___________  ___________  _____________  ______________
______________  _______  ___________  ___________  _____________  ______________
______________  _______  ___________  ___________  _____________  ______________
             TOTAL ISSUED: _________ AMOUNT REINSURED W/REINSURER: ____________ LESS TERMINATED: _________ AMOUNT W/OTHER REINSURERS: ____________
                                                    USAA RETENTION: ____________
          AMOUNT IN FORCE: _________                         TOTAL: ____________
--------------------------------------------------------------------------------
                  III. FINAL DISPOSITION/REQUEST FOR PAYMENT
--------------------------------------------------------------------------------
[ ] CLAIM HAS BEEN  [ ] SETTLEMENT HAS BEEN SENT  [ ] CLAIM        [ ] POLICY
    APPROVED            TO THE BENEFICIARY            DENIED           RESCINDED
--------------------------------------------------------------------------------
   POLICY NUMBER         REINSURED AMOUNT            INTEREST         TOTAL
------------------  -------------------------  -----------------  --------------
__________________  _________________________  _________________  ______________
__________________  _________________________  _________________  ______________
__________________  _________________________  _________________  ______________
__________________  _________________________  _________________  ______________
__________________  _________________________  _________________  ______________
                                                       SUB TOTAL: ______________
                                           INVESTIGATION EXPENSE: ______________
  INTEREST PAID AT _____% FOR_____DAYS.            LEGAL EXPENSE: ______________
                                                 TOTAL REQUESTED: ______________
--------------------------------------------------------------------------------
COMMENTS:
--------------------------------------------------------------------------------
   INCONTESTABLE CLAIMS REQUIREMENTS:       CONTESTABLE CLAIMS REQUIREMENTS:
   ----------------------------------       --------------------------------
 - Complete this form & attach proof    IF CEDED FACULTATIVELY:
 of death                               -Attach proof of death, complete this
                                        form & investigation reports
                                        IF CEDED AUTOMATICALLY:
                                        -Attach proof of death, complete this
                                        form, investigation reports &
                                        underwriting papers
--------------------------------------------------------------------------------
Date: _______  Completed By: Cheryl Moczygemba    Title:  Reinsurance Specialist
                             -----------------            ----------------------
Ceding
Company Name: USAA                     Phone#: 210-498-9248   Fax#: 210-498-0338
              ----                             ------------         ------------
     Address: ATTN: REINSURANCE        Wire Information: NATIONS BANK, DALLAS
              -----------------                          --------------------
              DEPT., F-2-E                               ABA #111000025
              ------------                               --------------
              9800 FREDERICKSBURG RD.                    ACCOUNT #7110373357
              -----------------------                    -------------------
              SAN ANTONIO,                               ACCOUNT NAME- USAA LIFE
              ------------                               -----------------------
              TX 78288-0338
              -------------
--------------------------------------------------------------------------------
                                                                      36557-0800
                                                                      ----------
                                                                       LUF749ST
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                                                 [LOGO OF MUNICH AMERICAN
MUNICH AMERICAN REASSURANCE COMPANY                REASSURANCE COMPANY]
--------------------------------------------------------------------------------

Maureen L. Fuller, FLMI, ALHC
Treaty Associate

                                                  56 Perimeter Center East, N.E.
August 31, 2000                                   Atlanta, GA 30346-2290

                                                  Mailing Address:
                                                  P.O. BOX 3210
                                                  Atlanta, GA 30302-3210

                                                  Telephone:
                                                  (770) 350-3239
Mr. Allen R. Pierce                               Telefax:(770)350-3339
Vice President, Actuary                           E-mail: mfuller@marclife.com
USAA Life Insurance Company
9800 Fredericksburg Road
San Antonio, TX 78288

Dear Allen:

Enclosed is a signed copy of the letter adding your new claim form to our reinsurance agreements.

I will file a copy with all of the agreements that we have with USAA. The claim form has been reviewed and approved of by our claims and administration departments.

Thanks for your help.

Sincerely,

MLF/

c: S. C. Brekke

                                                                 MARC-Life
                                                                 Munich Re Group
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                                        T
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                                                 [LOGO OF MUNICH AMERICAN
MUNICH AMERICAN REASSURANCE COMPANY                REASSURANCE COMPANY]
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                         AUTOMATIC REINSURANCE AGREEMENT
                         effective June 1, 1998

                         between

                         USAA LIFE INSURANCE COMPANY
                         SAN ANTONIO, TEXAS
                         (hereinafter called the Ceding Company)

                         and

                         MUNICH AMERICAN REASSURANCE COMPANY
                         ATLANTA, GEORGIA
                         (hereinafter called MARC-Life)

                         Treaty ID: 1544

                                TABLE OF CONTENTS

Article I            Basis of Reinsurance                                 1
Article II           Mode of Notification and Cession                     2
Article III          Liability of MARC-Life                               2
Article IV           Plan of Reinsurance                                  3
Article V            Reinsurance Premiums                                 4
Article VI           Tax Procedures                                       4
Article VII          Claims                                               5
Article VIII         Policy Changes                                       6
Article IX           Accounting                                           7
Article X            Expenses of Original Policy                          7
Article XI           Errors and Omissions                                 8
Article XII          Retention Limit Changes (Recapture)                  8
Article XIII         Inspection of Records                                9
Article XIV          Insolvency                                          10
Article XV           Arbitration                                         10
Article XVI          Parties to Agreement; Entire Agreement              12
Article XVII         Duration of Agreement; Termination                  12
Article XVIII        Effective Date; Execution                           13

Exhibit I            Reinsurance Submission Form
Exhibit II           Limits and Special Conditions
Exhibit III          Retention Limits of the Ceding Company
Exhibit IV           Life Reinsurance Premiums
Exhibit V            Accidental Death Reinsurance Premiums
Exhibit VI           List of Risks Reinsured
Exhibit VII          List of Amendments
Exhibit VIII         In-Force Summary Form

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             [LOGO OF MARC-LIFE MUNICH RE GROUP]  MARC-LIFE
                                                  MUNICH RE GROUP
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ARTICLE I               BASIS OF REINSURANCE

                   1. On and after the effective date of this agreement, the Ceding Company will automatically cede to MARC-Life its proportional share of the pool as defined in Exhibit II. MARC-Life will automatically accept its share within the limits shown in Exhibit II, provided the Ceding Company keeps its regular retention and applies its normal underwriting standards. The Ceding Company's regular retention limits are shown in Exhibit III. Normal underwriting standards are explained in paragraph 7 of this article.

                   2. If the Ceding Company is already on the risk for its regular retention under previously issued policies, MARC-Life will automatically accept reinsurance up to the limits shown in Exhibit II, provided the Ceding Company has applied the same underwriting rules it would have applied if the new policy had fallen completely within its regular retention.

                   3. If the Ceding Company retains less than its regular retention on a risk, MARC-Life will automatically accept an amount not exceeding the amount retained by the Ceding Company on the current application.

                        Facultative Submissions

                   4. The Ceding Company may submit any risk that is eligible for automatic reinsurance to MARC-Life for its underwriting opinion. If such risk is acceptable, it will be reinsured automatically under this agreement.

                   5. In addition, the Ceding Company may apply to MARC-Life for facultative reinsurance of any individual life risk that is issued on a policy plan covered under this agreement. An application may include waiver of premium disability or accidental death benefits with life.

                   6. The Ceding Company will make such facultative submissions by sending MARC-Life copies of all papers relating to the insurability of the risk, together with a Reinsurance Submission Form (Exhibit I). MARC-Life will examine the papers and notify the Ceding Company of its

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                        underwriting action promptly. Any offer made by
                        MARC-Life will expire as indicated in the offer unless the Ceding Company withdraws its application earlier. If no expiration date is shown in the offer, the offer will expire after 120 days from the date of the offer. The Ceding Company must notify MARC-Life of its acceptance of an offer before the expiration of the offer and during the lifetime of the insured.

                        Underwriting Standards

                   7. The Ceding Company will use MARC-Life's Life Underwriting Manual to determine underwriting risk classifications, unless the Ceding Company and MARC-Life agree to use an alternative method. The Ceding Company should discuss any proposed changes in underwriting standards, requirements, or other criteria with MARC-Life before implementation.

ARTICLE II              MODE OF NOTIFICATION AND CESSION

                   1. There will be no individual cessions for risks reinsured hereunder. Instead, each month the Ceding Company will supply MARC-LIFE with three lists containing the information shown in Exhibit VI, "List of Risks Reinsured," Exhibit VII, "List of Amendments," and Exhibit VIII, "In-Force Summary." The Ceding Company will submit all monthly lists to MARC-Life no later than the tenth day of the following month.

                   2. If the Ceding Company chooses to report its reinsurance transactions via electronic media, it will consult with MARC-Life to determine the appropriate format. The Ceding Company will notify MARC-Life before making any changes in the data format or code structure of any such reports.

ARTICLE III             LIABILITY OF MARC-LIFE

                        For automatic reinsurances, MARC-Life's liability will begin at the same time as the Ceding Company's liability. For facultative submissions, MARC-Life's liability will begin at the same time as the Ceding Company's liability if all the requirements of Articles I and II have been met.

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

ARTICLE IV              PLAN OF REINSURANCE

                   1. Life reinsurance will be ceded on a yearly renewable term basis for the Reinsurance Death Benefit.

                        Reinsurance Death Benefit

                   2. The Reinsurance Death Benefit will be rounded to the nearest dollar and will equal the Proportion of the Policy Reinsured multiplied by the difference between the death benefit and the cash value included in the death benefit.

                        Proportion of the Policy Reinsured

                   3. The Proportion of the Policy Reinsured will be as stated in Exhibit II attached hereto.

                        Increases and Decreases

                   4. Any increase or decrease in the death benefit will be shared proportionately by the Ceding Company and MARC-Life until the Ceding Company has reached its retention limit. Additional increases will be assumed by MARC-Life subject to the provisions for increased amounts specified in Article VIII and Exhibit II.

                        Additional Benefits

                   5. Reinsurance of waiver of premium disability and accidental death benefits will agree with the Ceding Company's original policy forms. The Ceding Company must furnish MARC-Life with copies of its waiver of premium disability and accidental death riders and keep MARC-Life informed of any changes.

                   6. MARC-Life will not participate in gross annual premiums and policy fees paid by the policyholder, expense charges, cash values, accumulation fund amounts, dividends, nor any benefits not expressly referred to herein.

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ARTICLE V               REINSURANCE PREMIUMS

                   1.   The reinsurance premium rates for life insurance are in
                        Exhibit IV. The reinsurance premium rates for accidental death benefits are in Exhibit V.

                   2. The reinsurance premiums for waiver of premium disability benefits will be the following percentages of the premium that the Ceding Company charges the insured on the Reinsurance Death Benefit:

                                First Year          Renewal Years
                                ----------          -------------
                                    0%                   90%

                   3. The Ceding Company will pay the reinsurance premiums annually in advance. These premiums will be payable as long as the reinsurance remains in force. If any reinsurance is reduced or terminated, MARC-Life will refund any unearned portion of reinsurance premium.

                   4. MARC-Life cannot guarantee the life reinsurance premium rates for more than one year; however, MARC-Life expects to continue accepting premiums on these rates indefinitely.

ARTICLE VI              TAX PROCEDURES

                   1. MARC-Life will not reimburse the Ceding Company for any state premium taxes the Ceding Company has to pay.

                   2. Both companies hereby enter into an election under Treasury Regulations Section 1.848-2(g)(8) whereby:

                        a. For each taxable year under this agreement, the
                           party with net positive consideration, as defined in Treasury Code Section 848, will capitalize specified policy acquisition expenses with respect to this reinsurance agreement without regard to the general deductions limitation of Section 848(c)(1).

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                        b. Both companies agree to exchange information about
                           the amount of net consideration for all reinsurance agreements in force between them to ensure consistency for purposes of computing specified policy acquisition expenses.

                        c. This election will be effective as of the
                           beginning of the taxable year that includes the effective date of this agreement. This election will remain in effect for all future taxable years for which this agreement remains in effect.

ARTICLE VII             CLAIMS

                   1. If the Ceding Company pays a claim in full, MARC-Life will pay the Ceding Company the full Reinsurance Death Benefit. If the Ceding Company pays less than the full amount of a claim, MARC-Life and the Ceding Company will share proportionately in the reduction.

                   2. If any special expenses are involved in the settlement of a claim, MARC-Life and the Ceding Company will share the expenses proportionately. Such special expenses include, but are not limited to, court and arbitration costs, special investigations, etc. The following will not be considered special expenses:

                        a. Salaries of the Ceding Company's and MARC-Life's
                           employees

                        b. Expenses incurred in connection with a dispute or
                           contest arising out of conflicting claims of entitlement to policy proceeds or benefits that the Ceding Company admits are payable

                        c. Expenses, fees, settlements, or judgements
                           arising out of or in connection with claims made against the Ceding Company for extra-contractual damages, such as punitive damages, bad faith damages, or compensatory damages that may arise from acts or omissions of the Ceding Company in its conduct with its own insured, policy owner, beneficiary or assignee of the policy, or others; provided, however, that MARC-Life will pay its proportionate part of any such

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                           expenses, fees, settlements, and judgements solely
                           to the extent that such expenses, fees, settlements, and judgements result directly from acts or omissions of MARC-Life, or acts or omissions of the Ceding Company to which MARC-Life affirmatively consented in writing or that were directed, ratified, or agreed to by MARC-Life in writing

                   3. Both companies will share proportionately in any increase or reduction resulting from an insured's misstatement of age or sex.

                   4. In every case of loss, any proofs acceptable to the Ceding Company will be sufficient for MARC-Life. However, the Ceding Company must furnish MARC-Life with copies of the proofs.

                        Contestable Claims

                   5. The Ceding Company must give MARC-Life advance notice of any contestable claim if fifty percent or more of the life or waiver of premium disability risk is reinsured by MARC-Life. The Ceding Company must also give MARC-Life advance notice of any contestable accidental death claim if the accidental death benefit is reinsured hereunder. On request, the Ceding Company will submit all papers relating to any such claim to MARC-Life for its opinion before making any commitment or payment to the claimant.

ARTICLE VIII            POLICY CHANGES

                   1. The Ceding Company will include any changes in the List of Amendments described in Exhibit VII.

                   2. If the face amount or death benefit is increased according to procedures in the policy, the Reinsurance Death Benefit and the Proportion of the Policy Reinsured will be recalculated. Such increases are subject to the submission of satisfactory evidence of insurability and will therefore be treated as new issues, subject to the provisions of Article I and the limitations shown in Exhibit II. Reinsurance premiums for such increased amounts will be calculated as for other new issues.

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                   3.   If any portion of the total insurance retained by the
                        Ceding Company on any life is reduced or terminated, the amount of reinsurance carried by the Ceding Company on that life will be reduced by a like amount. The reinsurance on the policy or policies reduced or terminated will be the first to be reduced. If further reduction in reinsurance is required, the cessions to be reduced or terminated will be determined by the order in which they were reinsured. The first to be reinsured would be the first to be reduced or terminated, and so on. If the reinsurance is shared by two or morereinsurers, the reduction will be prorated among all the reinsurers.

                   4. If a policy is reinstated in accordance with its terms and the Ceding Company's reinstatement rules, reinsurance of the death benefit and other benefits will be restored as if no change had occurred. The reinsurance premium will be appropriately adjusted.

ARTICLE IX              ACCOUNTING

                   1. Within the first ten days of each calendar month, the Ceding Company will send MARC-Life the List of Risks Reinsured, the List of Amendments, and the In-Force Summary, including all the information required by Exhibits VI, VII, and VIII.

                   2. If the Ceding Company owes MARC-Life, it will remit the amount owed with the statement. MARC-Life will remit any amount it owes the Ceding Company within twenty working days after receiving the statement.

                   3. Claim payments will be settled individually when they are due.

                   4. Any debts or credits in favor of or against the Ceding Company or MARC-Life under this agreement, or any other agreement heretofore or hereafter entered into between the Ceding Company and MARC-Life, may be set off with only the balance being paid.

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ARTICLE X               EXPENSES OF ORIGINAL POLICY

                        The Ceding Company will pay for all medical examinations, inspection fees, and other charges incurred in issuing policies.

ARTICLE XI              ERRORS AND OMISSIONS

                   1. Errors and omissions on any statement or reinsurance record will not affect MARC-Life's liability for any reinsurance under this agreement. Any error affecting reinsurance premiums will be rectified as soon as possible after discovery.

                   2. If the failure of either party to comply with any provision of this agreement is unintentional or the result of a misunderstanding or oversight, both parties will be restored as closely as possible to the positions they would have occupied if no error or oversight had occurred.

                   3. This article will not apply to any facultative submission until the Ceding Company has notified MARC-Life of its acceptance of MARC-Life's offer in accordance with Article I.

ARTICLE XII             RETENTION LIMIT CHANGES (RECAPTURE)

                   1. The reinsurance under this agreement will remain in force without reduction as long as the original policy remains in force without reduction, except as provided below.

                   2. If the Ceding Company increases its regular retention limits, it may choose to recapture. Such recapture will increase the total amount the Ceding Company carries on each case up to its then maximum retention. If the Ceding Company chooses to recapture, it must send MARC-Life a written request.

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                   3.   Recaptures will take effect on the later of the
                        following dates:

                        a. The first policy anniversary date after the Ceding
                           Company notifies MARC-Life of its retention limit increase

                        b. When the policy has been in force for the number
                           of years stated in Exhibit IV

                        If any reinsurance on any policy reinsured hereunder is recaptured, all other eligible policies must be similarly recaptured, subject to the restrictions herein.

                   4. If the reinsurance to be reduced is shared by two or more reinsurers, the reduction will be prorated among all the reinsurers.

                   5. Reductions or cancellations that were overlooked will be made when discovered. MARC-Life's acceptance of reinsurance premiums after the effective dates of any overlooked reductions or cancellations will not constitute or determine a liability of MARC-Life. MARC-Life will be liable only for a refund of the premium so received.

                   6. No recapture will be made if the Ceding Company retained less than its regular retention limit at issue or if the Ceding Company retained no part of the risk.

                   7. If a waiver of premium disability claim is in effect when recapture takes place, the Ceding Company will recapture the life risk and all other eligible benefits as if there were no waiver of premium disability claim. MARC-Life's liability for these benefits will then cease. The waiver of premium disability reinsurance will remain in effect until the policy is returned to a premium paying status. When that happens, the Ceding Company will recapture the waiver of premium disability benefits.

                   8. If a recaptured waiver of premium claim is resumed because of an extension of the initial disability under the

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                        terms of the Ceding Company's policy, MARC-Life will
                        pay its share of the waiver of premium benefit if the Ceding Company pays MARC-Life the reinsurance premium for the period following recapture.

ARTICLE XIII            INSPECTION OF RECORDS

                        Both MARC-Life and the Ceding Company will have the right to inspect all books, records, and documents relating to the reinsurance under this agreement. Both parties will have the right to make such inspections at any reasonable time at the office of the other party.

ARTICLE XIV             INSOLVENCY

                   1. If the Ceding Company becomes insolvent, MARC-Life will pay all reinsurance directly to the liquidator, receiver or statutory successor without reduction because of the insolvency. The liquidator, receiver, or statutory successor will give MARC-Life written notice of any pending claims on policies reinsured hereunder. Such notice will be given within a reasonable time after a claim is filed in the insolvency proceeding.

                   2. While any such claim is pending, MARC-Life may investigate the claim and interpose in the name of the Ceding Company (its liquidator, receiver, or statutory successor) at its own expense in the proceeding where such claim is to be adjudicated. Any expense thus incurred by MARC-Life will be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation. Where two or more reinsurers are participating in the same claim and a majority in interest elects to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of the reinsurance agreements as though the Ceding Company had incurred such expense.

ARTICLE XV              ARBITRATION

                   1. The Ceding Company and MARC-Life specifically agree that, even if this reinsurance agreement has been

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                        terminated for new business, any dispute or difference
                        of opinion arising out of or concerning the validity of this agreement will be submitted to and settled by a Panel of Arbitration.

                   2. Either party may initiate arbitration by notifying the other party.

                   3. The Panel of Arbitration will consist of three members unless the parties agree in writing to appoint and abide by the decision of a single arbitrator.

                        a. The two parties will name the single arbitrator
                           within thirty days of their mutual agreement to use a single arbitrator.

                        b. Under a three-member Panel of Arbitration, each
                           of the two parties will appoint an arbitrator. The arbitrators must be appointed within thirty days after receipt of the written notice initiating arbitration.

                        c. An arbitrator must be an active or retired
                           executive from the life insurance industry who is not affiliated with either company. Each arbitrator must be knowledgeable about life insurance and life reinsurance and the aspect thereof that is the basis of the dispute or difference of opinion.

                        d. Within thirty days after the second of the
                           appointments is made, the two arbitrators will appoint a third arbitrator. If the two arbitrators cannot agree on a third arbitrator within such time, the two arbitrators will obtain a list of at least five qualified and available arbitrators from the American Arbitration Association (AAA) or its successor organization. Within fifteen days, the two appointed arbitrators will select the third arbitrator from the list. If mutual agreement is again not reached within the prescribed time, the AAA will appoint the third arbitrator as soon as possible.

                   4. The Panel of Arbitration will not be bound by formal rules of legal procedure and will regard this agreement in accordance with equity and the customary practices of

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

                        the life insurance and life reinsurance industries rather than from a strict interpretation of the law.

                   5. The Panel of Arbitration will decide the issue by majority vote and render a written decision within sixty days after completion of the Panel of Arbitration unless MARC-Life and the Ceding Company both agree to extend the period of deliberation. The arbitration proceedings will be held in Atlanta, Georgia. The decision of the Panel of Arbitration will be accepted by MARC-Life and the Ceding Company without right of appeal.

                   6. Expenses of the individually selected arbitrators will be the responsibility of the appointing party. The expenses of the single or third arbitrator and all other costs of arbitration, including any fees due the American Arbitration Association, will be shared equally by MARC-Life and the Ceding Company.

ARTICLE XVI             PARTIES TO AGREEMENT; ENTIRE AGREEMENT

                   1. This is an agreement solely between the Ceding Company and MARC-Life. MARC-Life's acceptance of reinsurance hereunder will not create any right or legal relationship whatsoever between MARC-Life and the insured or beneficiary under any policy that may be reinsured hereunder.

                   2. This agreement represents the entire agreement between MARC-Life and the Ceding Company concerning the business reinsured hereunder. There are no understandings between MARC-Life and the Ceding Company other than as expressed in this agreement.

                   3. Any change or modification of this agreement will be null and void unless made by an amendment to the agreement and signed by both MARC-Life and the Ceding Company.

ARTICLE XVII            DURATION OF AGREEMENT; TERMINATION

                   1. The duration of this agreement will be unlimited. However, either party to this agreement may terminate it at any time, for new business only, by giving thirty days'

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

                        notice in writing to the other party. MARC-Life will continue to accept reinsurance during the thirty day period and will remain liable on all reinsurance already placed in force under the terms of this agreement until such contracts are terminated between the original insured and the Ceding Company.

                   2. If either party to this agreement fails to pay any amount due hereunder, except as provided by Article XI, "Errors and Omissions," the other party will have the right to cancel all reinsurance in force under this agreement by giving thirty days' written notice to the other party.

ARTICLE XIII            EFFECTIVE DATE; EXECUTION

                        The said USAA Life Insurance Company, San Antonio, Texas, and the said Munich American Reassurance Company, Atlanta, Georgia, declare that this agreement and all its terms will be effective as of June 1, 1998, and will apply to all eligible policies applied for on and after such date, even though such policies may have been backdated for up to six months to save age. In witness whereof they have by their officers executed and delivered this agreement in duplicate.

                                USAA LIFE INSURANCE COMPANY

                                BY /s/
                                   -----------------------------------
                                Title: AVP - ACTUARY

Attest /s/                      Date   12/17/1998
       --------------------          ---------------------------------

                                MUNICH AMERICAN REASSURANCE COMPANY

                                BY /s/
                                   -----------------------------------
                                Title: Vice President

Attest /s/                      Date   September 14, 1988
       --------------------          ---------------------------------

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                                                  MUNICH RE GROUP
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

                                        E

                                    EXHIBIT 1
                                    ---------

                           REINSURANCE SUBMISSION FORM

--------------------------------------------------------------------------------
  FACULTATIVE-AUTOMATIC SUBMISSION        MUNICH AMERICAN REASSURANCE COMPANY
  ORIGINAL-ADDITIONAL-MIB-INQUIRY ONLY    P.O. BOX 3210, ATLANTA, GA 30302-3210
Ceding Co. : _____________                TELEPHONE: (770) 394-5665
Address    : _____________  DATE: ______  TELEFAX  : (770) 394-7744
Underwriters Name:________
Underwriters Area:________
================================================================================
Insured's Name (Lst, Fst, M)_______________   Policy Number :___________________
Date of Birth:______ Issue Age:_____Sex:___   Policy Date   :___________________
Birth State  :______ Birth Country:________   Reins Eff Date:___________________
Reside State :______ Reside Country:_______
Occupation:________________________________   Policy Certificate ID:____________
Second Insured's Name:_____________________
Date of Birth:_____ Issue Age:_____ Sex:___

                                              Original Pol No. :________________
                                              Original Pol Date:________________
                                              Original Iss Age :________________
                                              Continuation     :___ Duration ___

--------------------------------------------------------------------------------

Plan Name :_________ Smoker Code:__________
Rider Name:_________ Smoker Code:__________

Life Rates : ____________________________
Reserve Basis: __________________________

Benefit 1   :_________ Ben 1 Rating :______
Benefit 2   :_________ Ben 2 Rating :______
Benefit 3   :_________ Ben 3 Rating :______
Benefit 4   :_________ Ben 4 Rating :______
Benefit 5   :_________ Ben 5 Rating :______

Flat Extra 1:_________ Flat Ex 1 Dur:______
Flat Extra 2:_________ Flat Ex 2 Dur:______

------------------------------------------------------------
                       LIFE     WPD     ADB
------------------------------------------------------------
PREVIOUS IN FORCE     ______  ______  ______  ______  ______
PREVIOUS RETAINED     ______  ______  ______  ______  ______
ISSUED THIS POLICY    ______  ______  ______  ______  ______
RETAINED THIS POLICY  ______  ______  ______  ______  ______
REINSURED AMOUNT      ______  ______  ______  ______  ______
------------------------------------------------------------

----------------------     -----------------------------------------------------
POLICY          AMOUNT     INFORCE POLICIES:
 YEAR    AGE   AT RISK     -----------------------------------------------------
----------------------       POLICY NUMBER     ISSUE AMOUNT     RETAINED AMOUNT
______  ______  ______     -----------------------------------------------------
______  ______  ______     ________________  _______________  __________________
______  ______  ______     ________________  _______________  __________________
______  ______  ______     ________________  _______________  __________________
______  ______  ______     ________________  _______________  __________________
______  ______  ______
______  ______  ______         COMMENTS: _______________________________________
______  ______  ______     _____________________________________________________
______  ______  ______     _____________________________________________________
______  ______  ______     _____________________________________________________

--------------------------------------------------------------------------------

Submission Type: Fac._______ Auto______
Original Submission Date:______________
Offer Accepted Date:___________________
Withdrawal Date:_______________________

------------------------------------------------
Circle Withdrawal ***:

1. Underwriting Not Complete

2. Policy Not Delivered

3. All Within Our Retention

4. Placed With Automatic Reinsurer

5. Placed With Another Reinsurer:

a) Planing  b) Requirements  c) Quicker Response
------------------------------------------------

================================================================================
Submitted File Includes:
================================================================================
_______  Application                     ______  X-Ray

_______  Medical Examination             ______  Other Medical Underwriting Data

_______  Blood Profile                   ______  Inspection Report

_______  Heart Chart                     ______  Additional Inspection Report

_______  Attending Physician's Report    ______  Aviation Questionnaire

_______  Microscopic Urinalysis          ______  Other Non-medical Data

_______  Electrocardiogram
================================================================================

--------------------------------------------------------------------------------
R - 148 (REV. 1/94)                             File Name: M.\RAD\CESSUND WK3
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                                                  MUNICH RE GROUP
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

                                   EXHIBIT II
                                   ----------

                          LIMITS AND SPECIAL CONDITIONS

The proportional share of the Ceding Company's pool to be automatically covered under this agreement, including previous reinsurances ceded to MARC-Life by the Ceding Company on the same life, is the amount of death benefit provided by a policy minus the cash value that is included in the death benefit at issue and minus the Ceding Company's retention as shown in Exhibit III. The following limitations apply:

1.  Policy Forms
    ------------

All amounts of new, direct agency issues of individual life insurance above the Ceding Company's retention limits on the following policy plans:

Variable Universal Life, Policy Form No.

2.  Jumbo Limits
    ------------

Automatic coverage of any risk will be granted only if, according to the Ceding Company's papers, the total amount in force and applied for on the same life with all insurance companies does not exceed the applicable amounts shown below:

    a.    Life (with or without waiver of premium): $25,000,000

    b.    Accidental Death Benefits: $200,000

3.  Binding Limits
    --------------

    a.    Life Insurance

          (i) Standard and substandard risks written by the Ceding Company in the United States or Canada, up to and including Table 16 (500% total mortality), or corresponding flat extras.

          (ii)   The Non-Enlisted Life Binding Limits for Male and Female

================================================================================
      Plan           MARC-Life's          Maximum            Maximum in Pool
      Name              Share       Binding to MARC-Life   Excluding Retention
      ----              -----       --------------------   --------------------
--------------------------------------------------------------------------------
Variable Universal      20%             $1,320,000             $6,600,000
       Life
================================================================================

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                                                  MUNICH RE GROUP
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

                                   EXHIBIT II
                                   ----------
                                  (CONTINUED)

          (iii) The Enlisted Life Binding Limits for Male and Female

================================================================================
      Plan           MARC-Life's           Maximum            Maximum in Pool
      Name              Share        Binding to MARC-Life   Excluding Retention
      ----              -----        --------------------   --------------------
--------------------------------------------------------------------------------
Variable Universal      20%               $40,000                $200,000
      Life
================================================================================

          Automatic reinsurance is provided for increases resulting from changes in existing insurance coverage as provided in the policy, as long as such coverage qualifies as life insurance according to U.S. federal income tax laws and regulations, subject however to the automatic coverage limits defined herein. Increases above the automatic coverage limits will be ceded facultatively.

    b.    Waiver of Premium Disability Benefits

          Same as for life insurance, subject to age and substandard issue limits imposed by the Ceding Company on such risks.

    c.    Accidental Death Benefits

          Accidental death benefits will not be reinsured hereunder unless the Ceding Company and MARC-Life agree to include such benefits hereunder.

4.  Supplementary Benefit Forms
    ---------------------------

Supplementary benefits to be covered automatically under this agreement will be those provided by the following policy forms:

    Waiver of Premium Disability Benefits, Form No. LBR30447ST 07-97

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

                                   EXHIBIT III
                                   -----------

                     RETENTION LIMITS OF THE CEDING COMPANY

                     Will be 10% of the Risk up to a Maximum
                         of the Retentions Listed Below

                                 Life Insurance
                                 --------------

Issue
Ages              Standard                        Substandard
-----             --------                        -----------
                 Table 4 and           Tables 5-8       Tables 9 and Above
                 Flat Extras        and Flat Extras       and Flat Extras
                  to $10.00         $10.01 to $20.00      $20.01 and Over
                 -----------        ----------------    ------------------
 All              $600,000              $600,000              $600,000

                                  Military Life
                                  -------------

                                       Standard and
    Rank                               Substandard
    ----                               -----------
WO through 0-3                          $250,000
0-4 and above                           $350,000

                   Enlisted Military Personnel on Active Duty
                   ------------------------------------------

All Ages                           $50,000
Tables and Flat Extras

                      Waiver of Premium Disability Benefits
                      -------------------------------------

                           Same as for Life Insurance
                                 for Ages 15-55

                            Accidental Death Benefits
                            -------------------------

                             Not Reinsured Hereunder

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

                                   EXHIBIT IV
                                   ----------

                            LIFE REINSURANCE PREMIUMS

A.  Premiums for reinsurance per life
    ---------------------------------

    1. Life reinsurance premiums for business ceded hereunder will be subject to the following percentages of the attached '91 Bragg rate schedules:

                                              Policy Years
                                              ------------
                                        Year 1              2+
                                        ------            ------
Preferred Ultra                           0%               32%
Preferred Plus                            0%               40%
Preferred                                 0%               46%
Standard Plus                             0%               45%
Standard                                  0%               63%

    2.    Life reinsurance premiums will be calculated as follows:

          a. For standard risks, by multiplying the Reinsurance Death Benefit by the appropriate percentage of the cost of insurance as shown on the attached schedules.

          b. For substandard risks accepted subject to table ratings, by multiplying the corresponding standard premiums by the applicable rating factors from the table below:

 Table Rating          Rating Factor
--------------         -------------
A      (1)                  1.25
AA     (1 1/2)              1.375
B      (2)                  1.50
BB     (2 1/2)              1.625
C      (3)                  1.75
D      (4)                  2.00
E      (5)                  2.25
F      (6)                  2.50
G      (7)                  2.75
H      (8)                  3.00
I      (9)                  3.25
J     (10)                  3.50
L     (12)                  4.00
P     (16)                  5.00

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                                                  MUNICH RE GROUP
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

                                   EXHIBIT IV
                                   ----------
                                   (CONTINUED)

A.  Premiums for of reinsurance per life (continued)
    ------------------------------------

          c. Life reinsurance premiums for substandard risks subject to a flat extra premium will be the sum of:

                 (i) The applicable standard or substandard reinsurance premiums, calculated from paragraphs 2.a. and 2.b. preceding, and

                 (ii) The following percentages of the policy annual flat extra premiums applicable to the initial Reinsurance Death Benefit hereunder on such risks:

Term of Flat
Extra Premium                       First Year                  Renewal Years
-------------                       ----------                  -------------
More than five years                    0%                           80%
Five years or less                     80%                           80%

B. Periodic listings to be sent to MARC-Life by the Ceding Company in accordance with Article II, "Mode of Notification and Cession," will identify Preferred Ultra, Preferred Plus, Preferred, Standard Plus and Standard risks.

C. Reinsurances ceded on these rate schedules will be eligible for recapture in accordance with Article XII after they have been in force for at least ten years.

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                                                  MUNICH RE GROUP
--------------------------------------------------------------------------------

                                 Male Non Smoker

91 Bragg, Male Non Smoker

Duration/
 Issue
  Age         0          1          2          3          4          5          6          7          8           9          10
   0       1.1200     0.7000     0.4700     0.4200     0.3700     0.3200     0.3100     0.2800     0.2700      0.2700      0.2800
   1       0.9856     0.6002     0.3849     0.3369     0.2876     0.3116     0.3137     0.2183     0.2231      0.2571      0.2962
   2       0.8054     0.5067     0.3324     0.2908     0.2452     0.3032     0.3174     0.2120     0.2406      0.3264      0.4091
   3       0.6119     0.4238     0.3032     0.2714     0.2338     0.2948     0.3211     0.2464     0.3004      0.4411      0.5696
   4       0.4378     0.3555     0.2882     0.2683     0.2444     0.2864     0.3248     0.3068     0.3804      0.5641      0.7288
   5       0.3154     0.3061     0.2791     0.2744     0.2679     0.2782     0.3283     0.3784     0.4586      0.6585      0.8377
   6       0.2486     0.3076     0.2739     0.2804     0.3138     0.3563     0.4419     0.4819     0.5504      0.7296      0.8937
   7       0.2157     0.3091     0.2760     0.3031     0.3882     0.4745     0.6092     0.6271     0.6704      0.8020      0.9294
   8       0.2223     0.3106     0.2821     0.3383     0.4768     0.6075     0.7918     0.7830     0.7956      0.8678      0.9487
   9       0.2289     0.3120     0.3118     0.3852     0.5654     0.7302     0.9512     0.9186     0.9030      0.9191      0.9513
  10       0.2638     0.3134     0.3635     0.4430     0.6395     0.8175     1.0490     1.0028     0.9693      0.9481      0.9538
  11       0.3310     0.4130     0.4550     0.5246     0.7028     0.8651     1.0440     1.0006     0.9647      0.9454      0.9352
  12       0.4344     0.5605     0.5832     0.6306     0.7648     0.8898     1.0390     0.9984     0.9600      0.9163      0.8972
  13       0.5508     0.7218     0.7213     0.7415     0.8201     0.8929     0.9800     0.9502     0.9169      0.8747      0.8521
  14       0.6570     0.8630     0.8425     0.8378     0.8636     0.8940     0.9160     0.8975     0.8712      0.8346      0.8123
  15       0.7300     0.9500     0.9200     0.9000     0.8900     0.8900     0.8700     0.8600     0.8400      0.8100      0.7900
  16       0.7340     0.9517     0.9296     0.9086     0.8847     0.8750     0.8403     0.8351     0.8216      0.8131      0.7956
  17       0.7380     0.9534     0.9392     0.9171     0.8794     0.8466     0.8115     0.8096     0.8045      0.8162      0.8012
  18       0.7420     0.9078     0.9100     0.8941     0.8537     0.8128     0.7863     0.7875     0.7946      0.8193      0.8208
  19       0.7460     0.8515     0.8699     0.8620     0.8246     0.7813     0.7673     0.7782     0.7893      0.8225      0.8423
  20       0.7500     0.8000     0.8300     0.8300     0.8000     0.7600     0.7636     0.7768     0.7937      0.8305      0.8600
  21       0.7189     0.7470     0.7832     0.7911     0.7772     0.7588     0.7652     0.7809     0.8027      0.8385      0.8714
  22       0.6719     0.6822     0.7220     0.7394     0.7510     0.7576     0.7731     0.8064     0.8295      0.8546      0.8810
  23       0.6185     0.6149     0.6572     0.6850     0.7254     0.7564     0.7918     0.8379     0.8618      0.8738      0.8905
  24       0.5680     0.5544     0.5996     0.6385     0.7044     0.7552     0.8107     0.8682     0.8938      0.8957      0.9058
  25       0.5300     0.5100     0.5600     0.6100     0.7019     0.7572     0.8201     0.8900     0.9200      0.9200      0.9300
  26       0.5049     0.5016     0.5600     0.6093     0.6994     0.7592     0.8294     0.8960     0.9293      0.9419      0.9597
  27       0.4865     0.4932     0.5600     0.6086     0.7070     0.7644     0.8345     0.9020     0.9391      0.9615      0.9922
  28       0.4766     0.4848     0.5600     0.6246     0.7146     0.7696     0.8396     0.9080     0.9446      0.9862      1.0330
  29       0.4689     0.4764     0.5600     0.6465     0.7223     0.7748     0.8448     0.9140     0.9618      1.0233      1.0871
  30       0.4671     0.4747     0.5600     0.6700     0.7300     0.7800     0.8500     0.9200     1.0000      1.0800      1.1600
  31       0.4710     0.4746     0.5750     0.6922     0.7559     0.8151     0.8887     0.9685     1.0594      1.1570      1.2524
  32       0.4782     0.4813     0.5939     0.7157     0.7863     0.8598     0.9382     1.0314     1.1333      1.2495      1.3608
  33       0.4928     0.4955     0.6193     0.7451     0.8247     0.9149     0.9993     1.1082     1.2215      1.3565      1.4840
  34       0.5078     0.5176     0.6538     0.7850     0.8748     0.9814     1.0730     1.1979     1.3238      1.4770      1.6208
  35       0.5200     0.5500     0.7000     0.8400     0.9400     1.0600     1.1600     1.3000     1.4400      1.6100      1.7700
  36       0.5280     0.5964     0.7628     0.9158     1.0254     1.1543     1.2634     1.4152     1.5687      1.7500      1.9222
  37       0.5360     0.6553     0.8404     1.0093     1.1285     1.2638     1.3827     1.5440     1.7102      1.8976      2.0781
  38       0.5440     0.7210     0.9256     1.1119     1.2419     1.3830     1.5133     1.6852     1.8662      2.0612      2.2519
  39       0.5520     0.7878     1.0112     1.2150     1.3582     1.5069     1.6506     1.8376     2.0389      2.2492      2.4578
  40       0.5600     0.8500     1.0900     1.3100     1.4700     1.6300     1.7900     2.0000     2.2300      2.4700      2.7100
  41       0.5932     0.9010     1.1534     1.3862     1.5668     1.7407     1.9196     2.1622     2.4319      2.7199      3.0086
  42       0.6348     0.9447     1.2061     1.4495     1.6536     1.8426     2.0424     2.3249     2.6434      2.9934      3.3441
  43       0.6848     0.9909     1.2611     1.5157     1.7460     1.9530     2.1764     2.5035     2.8758      3.2958      3.7163
  44       0.7432     1.0494     1.3314     1.6006     1.8596     2.0897     2.3396     2.7134     3.1409      3.6329      4.1250

Duration/
 Issue                                                                    Attained
  Age        11           12           13           14        Ultimate       Age
   0       0.3300       0.3800       0.4600       0.6600       0.8391        15
   1       0.3808       0.4178       0.4844       0.6628       1.0713        16
   2       0.5423       0.5554       0.5950       0.7240       1.0196        17
   3       0.7525       0.7379       0.7456       0.8136       0.9817        18
   4       0.9491       0.9107       0.8898       0.9012       0.9569        19
   5       1.0702       1.0190       0.9814       0.9568       0.9600        20
   6       1.0794       1.0529       0.9769       0.9563       0.9600        21
   7       1.0885       1.0490       0.9724       0.9558       0.9600        22
   8       1.0464       1.0220       0.9679       0.9553       0.9600        23
   9       0.9958       0.9867       0.9635       0.9549       0.9600        24
  10       0.9561       0.9578       0.9590       0.9474       0.9600        25
  11       0.9222       0.9298       0.9392       0.9400       0.9600        26
  12       0.8811       0.8927       0.9111       0.9301       0.9600        27
  13       0.8406       0.8551       0.8819       0.9202       0.9600        28
  14       0.8081       0.8253       0.8588       0.9125       0.9600        29
  15       0.8014       0.8222       0.8570       0.9101       0.9600        30
  16       0.7947       0.8191       0.8551       0.9125       0.9600        31
  17       0.8136       0.8422       0.8727       0.9203       0.9600        32
  18       0.8406       0.8734       0.8973       0.9356       0.9700        33
  19       0.8685       0.9052       0.9246       0.9556       0.9800        34
  20       0.8900       0.9300       0.9500       0.9800       1.0000        35
  21       0.8974       0.9383       0.9694       1.0062       1.0300        36
  22       0.9052       0.9471       0.9855       1.0343       1.0700        37
  23       0.9137       0.9520       1.0050       1.0683       1.1300        38
  24       0.9226       0.9669       1.0343       1.1122       1.2000        39
  25       0.9500       1.0000       1.0800       1.1700       1.2800        40
  26       0.9902       1.0502       1.1396       1.2368       1.3700        41
  27       1.0387       1.1119       1.2088       1.3100       1.4600        42
  28       1.0981       1.1865       1.2912       1.3968       1.5500        43
  29       1.1710       1.2754       1.3904       1.5044       1.6500        44
  30       1.2600       1.3800       1.5100       1.6400       1.7800        45
  31       1.3644       1.4978       1.6476       1.8028       1.9400        46
  32       1.4824       1.6279       1.8008       1.9880       2.1600        47
  33       1.6152       1.7741       1.9732       2.1968       2.4200        48
  34       1.7640       1.9402       2.1684       2.4304       2.7300        49
  35       1.9300       2.1300       2.3900       2.6900       3.0600        50
  36       2.1004       2.3302       2.6214       2.9524       3.4200        51
  37       2.2744       2.5381       2.8601       3.2168       3.7800        52
  38       2.4712       2.7739       3.1311       3.5180       4.1100        53
  39       2.7100       3.0578       3.4594       3.8908       4.4500        54
  40       3.0100       3.4100       3.8700       4.3700       4.8800        55
  41       3.3806       3.8389       4.3737       4.9746       5.4400        56
  42       3.8091       4.3310       4.9538       5.6815       6.2100        57
  43       4.2813       4.8738       5.5942       6.4621       7.1800        58
  44       4.7830       5.4543       6.2783       7.2878       8.3000        59

                                 Male Non Smoker

Duration/
 Issue
  Age         0          1          2          3          4          5          6          7          8           9          10
  45       0.8100     1.1300     1.4300     1.7200     2.0100     2.2700     2.5500     2.9700     3.4500      4.0100      4.5700
  46       0.8878     1.2370     1.5544     1.8678     2.1919     2.4922     2.8073     3.2710     3.7971      4.4147      5.0325
  47       0.9765     1.3637     1.6960     2.0333     2.3950     2.7447     3.0994     3.6061     4.1746      4.8434      5.5126
  48       1.0723     1.5039     1.8584     2.2259     2.6270     3.0301     3.4270     3.9787     4.5914      5.3146      6.0386
  49       1.1714     1.6514     2.0452     2.4550     2.8961     3.3510     3.7903     4.3922     5.0569      5.8473      6.6383
  50       1.2700     1.8000     2.2600     2.7300     3.2100     3.7100     4.1900     4.8500     5.5800      6.4600      7.3400
  51       1.3629     1.9438     2.5071     3.0609     3.5746     4.1067     4.6210     5.3456     6.1547      7.1518      8.1466
  52       1.4526     2.0871     2.7842     3.4414     3.9845     4.5394     5.0831     5.8768     6.7750      7.9103      9.0395
  53       1.5470     2.2385     3.0846     3.8566     4.4311     5.0086     5.5837     6.4532     7.4498      8.7369     10.0141
  54       1.6535     2.4066     3.4021     4.2911     4.9058     5.5153     6.1302     7.0844     8.1885      9.6330     11.0658
  55       1.7800     2.6000     3.7300     4.7300     5.4000     6.0600     6.7300     7.7800     9.0000     10.6000     12.1900
  56       1.9211     2.8220     4.0836     5.1937     5.9266     6.6489     7.3818     8.5274     9.8586     11.5986     13.3284
  57       2.0718     3.0668     4.4672     5.6922     6.4913     7.2814     8.0805     9.3201    10.7583     12.6279     14.4840
  58       2.2398     3.3296     4.8580     6.1950     7.0747     7.9486     8.8283    10.1771    11.7377     13.7469     15.7444
  59       2.4333     3.6056     5.2332     6.6711     7.6574     8.6411     9.6274    11.1174    12.8354     15.0146     17.1972
  60       2.6600     3.8900     5.5700     7.0900     8.2200     9.3500    10.4800    12.1600    14.0900     16.4900     18.9300
  61       2.9270     4.1676     5.8121     7.3663     8.6720     9.9798    11.2857    13.2126    15.4237     18.1081     20.9182
  62       3.2291     4.4416     5.9746     7.5206     9.0264    10.5367    12.0430    14.2627    16.8106     19.8294     23.1033
  63       3.5557     4.7348     6.1422     7.6806     9.4188    11.1637    12.9026    15.4485    18.3678     21.7518     25.5223
  64       3.8962     5.0700     6.3991     7.9745     9.9848    12.0038    14.0147    16.9082    20.2119     23.9727     28.2122
  65       4.2400     5.4700     6.8300     8.5300    10.8600    13.2000    15.5300    18.7800    22.4600     26.5900     31.2100
  66       4.5784     5.9113     7.4194     9.3454    12.0727    14.8106    17.5354    21.1384    25.1542     29.5860     34.3969
  67       4.9184     6.3786     8.1111    10.3355    13.5326    16.7403    19.9307    23.8912    28.2167     32.8956     37.7482
  68       5.2732     6.9074     8.9281    11.5029    15.1970    18.9017    22.5853    26.9268    31.5841     36.5452     41.4422
  69       5.6560     7.5327     9.8934    12.8502    17.0237    21.2074    25.3686    30.1336    35.1930     40.5612     45.6567
  70       6.0800     8.2900    11.0300    14.3800    18.9700    23.5700    28.1500    33.4000    38.9800     44.9700     50.5700
  71       6.5397     9.1635    12.3052    16.0451    20.9776    25.9165    30.8400    36.6249    42.8342     49.6475     56.0513
  72       7.0262    10.1298    13.7037    17.8436    23.0747    28.3051    33.5257    39.8827    46.7977     54.5761     61.9818
  73       7.5480    11.2123    15.2745    19.8466    25.3490    30.8455    36.3413    43.3251    51.0371     59.9419     68.5576
  74       8.1131    12.4346    17.0669    22.1251    27.8882    33.6472    39.4213    47.1036    55.7190     65.9312     75.9750
  75       8.7300    13.8200    19.1300    24.7500    30.7800    36.8200    42.9000    51.3700    61.0100     72.7300     84.4300
  76       9.4910    15.6638    21.9397    28.3196    34.6125    40.9597    47.3957    56.8977    67.9061     81.7093     95.7363
  77      10.2520    17.5076    24.7493    31.8893    38.4450    45.0994    51.8915    62.4253    74.8022     90.6885    107.0426
  78      11.0130    19.3513    27.5590    35.4589    42.2775    49.2391    56.3872    67.9530    81.6983     99.6678    118.3489
  79      11.7740    21.1951    30.3687    39.0286    46.1100    53.3788    60.8829    73.4806    88.5944    108.6470    129.6552
  80      12.5350    23.0389    33.1783    42.5982    49.9425    57.5186    65.3787    79.0083    95.4905    117.6263    140.9615

Duration/
 Issue                                                                   Attained
  Age        11           12           13           14      Ultimate        Age
  45       5.3000       6.0600       6.9900       8.1300       9.4800        60
  46       5.7999       6.6636       7.7070       8.9690      10.6300        61
  47       6.2922       7.2736       8.4401       9.8237      11.7000        62
  48       6.8254       7.9308       9.2227      10.7239      12.6800        63
  49       7.4485       8.6760      10.0882      11.6994      13.6300        64
  50       8.2100       9.5500      11.0700      12.7800      14.6400        65
  51       9.1193      10.5469      12.1411      13.9138      15.8000        66
  52      10.1438      11.6394      13.2794      15.0809      17.1000        67
  53      11.2698      12.8366      14.5250      16.3591      18.4700        68
  54      12.4831      14.1471      15.9185      17.8262      19.9500        69
  55      13.7700      15.5800      17.5000      19.5600      21.6700        70
  56      15.0491      17.0478      19.1810      21.4735      23.7500        71
  57      16.3298      18.5447      20.9345      23.5150      26.2400        72
  58      17.7338      20.2017      22.8935      25.8146      29.0300        73
  59      19.3833      22.1498      25.1910      28.5029      32.1600        74
  60      21.4000      24.5200      27.9600      31.7100      35.7300        75
  61      23.8016      27.3169      31.1772      35.3722      39.8500        76
  62      26.5068      30.4530      34.7540      39.4025      44.5600        77
  63      29.4892      33.9218      38.7252      43.8967      49.7500        78
  64      32.7224      37.7163      43.1256      48.9506      55.4700        79
  65      36.1800      41.8300      47.9900      54.6600      61.8200        80
  66      39.6714      46.0598      53.1208      60.8483      68.9400        81
  67      43.2143      50.4101      58.4948      67.4518      76.9000        82
  68      47.0945      55.1855      64.4084      74.7350      85.6600        83
  69      51.5978      60.6906      71.1580      82.9629      95.1800        84
  70      57.0100      67.2300      79.0400      92.4000     106.2900        85
  71      63.1963      74.6285      87.8288     103.0635     119.5200        86
  72      69.9660      82.6832      97.3269     114.7770     134.1000        87
  73      77.5216      91.6567     107.8725     127.5147     149.5100        88
  74      86.0655     101.8114     119.8041     141.2509     165.2000        89
  75      95.8000     113.4100     133.4600     155.9600     180.9500        90
  76     108.8366     128.9902     151.8378     173.6219     197.0000        91
  77     121.8732     144.5703     170.2155     191.2838     213.4500        92
  78     134.9098     160.1505     188.5933     208.9456     230.1200        93
  79     147.9464     175.7307     206.9711     226.6075     246.8300        94
  80     160.9830     191.3108     225.3488     244.2694     263.1900        95
                                                             279.2900        96
                                                             295.8000        97
                                                             312.7300        98
                                                             330.0600        99
                                                             364.0500       100
                                                             427.5800       101
                                                             517.9300       102
                                                             651.1400       103
                                                             817.2900       104
                                                           1,000.0000       105
                                                           1,000.0000       106
                                                           1,000.0000       107
                                                           1,000.0000       108
                                                           1,000.0000       109
                                                           1,000.0000       110

                                 Male Non Smoker

                                                                         Attained
                                                            Ultimate        Age
                                                           1,000.0000       111
                                                           1,000.0000       112
                                                           1,000.0000       113
                                                           1,000.0000       114
                                                           1,000.0000       115
                                                           1,000.0000       116
                                                           1,000.0000       117
                                                           1,000.0000       118
                                                           1,000.0000       119

                                   Male Smoker

91 Bragg, Male Smoker

Duration/
 Issue
  Age        0          1           2         3          4          5          6          7          8           9         10
   0       1.5867     0.9917     0.6658     0.5950     0.5242     0.4533      0.4392     0.3967     0.3825     0.3825     0.3967
   1       1.4315     0.8855     0.5803     0.5128     0.4427     0.3765      0.4444     0.3445     0.3514     0.3994     0.4549
   2       1.1806     0.7575     0.5099     0.4524     0.3870     0.3318      0.4496     0.3400     0.3806     0.5021     0.6192
   3       0.8933     0.6268     0.4549     0.4122     0.3577     0.3197      0.4548     0.3755     0.4520     0.6513     0.8334
   4       0.6290     0.5125     0.4156     0.3906     0.3550     0.3403      0.4600     0.4435     0.5477     0.8079     1.0413
   5       0.4468     0.4336     0.3924     0.3923     0.3795     0.3941      0.4651     0.5361     0.6497     0.9329     1.1867
   6       0.3499     0.4357     0.3757     0.3939     0.4397     0.5006      0.6214     0.6782     0.7752     1.0291     1.2620
   7       0.2986     0.4378     0.3756     0.4155     0.5352     0.6595      0.8492     0.8749     0.9363     1.1226     1.3045
   8       0.3068     0.4399     0.3755     0.4574     0.6533     0.8415      1.1010     1.0890     1.1070     1.2090     1.3258
   9       0.3150     0.4419     0.4206     0.5259     0.7811     1.0175      1.3291     1.2833     1.2613     1.2840     1.3376
  10       0.3737     0.4440     0.5150     0.6276     0.9060     1.1581      1.4861     1.4206     1.3732     1.3431     1.3512
  11       0.4937     0.6360     0.6950     0.7922     1.0446     1.2677      1.4914     1.4949     1.4393     1.3860     1.3577
  12       0.6779     0.9200     0.9512     1.0155     1.2055     1.3657      1.4968     1.5310     1.4770     1.4154     1.3641
  13       0.8827     1.2316     1.2289     1.2527     1.3636     1.4457      1.5036     1.5278     1.4822     1.4322     1.3682
  14       1.0646     1.5064     1.4734     1.4591     1.4935     1.5013      1.5118     1.5245     1.4873     1.4311     1.3699
  15       1.1800     1.6800     1.6300     1.5900     1.5700     1.5042      1.5200     1.5000     1.4700     1.4300     1.3651
  16       1.1875     1.7321     1.6818     1.5990     1.5785     1.5071      1.4723     1.4525     1.4272     1.4032     1.3578
  17       1.1949     1.7055     1.6651     1.6079     1.5358     1.4486      1.3999     1.3760     1.3557     1.3559     1.3352
  18       1.1462     1.6308     1.6055     1.5484     1.4639     1.3699      1.3174     1.2883     1.2735     1.3010     1.3103
  19       1.0903     1.5388     1.5286     1.4745     1.3846     1.2906      1.2393     1.2070     1.1989     1.2514     1.2898
  20       1.0500     1.4600     1.4600     1.4100     1.3200     1.2300      1.1800     1.1500     1.1500     1.2200     1.2808
  21       1.0253     1.3870     1.3908     1.3463     1.2639     1.1845      1.1359     1.1420     1.1540     1.2260     1.2702
  22       1.0011     1.2995     1.3040     1.2678     1.2018     1.1413      1.0974     1.1340     1.1580     1.2320     1.2660
  23       0.9772     1.2084     1.2128     1.1870     1.1426     1.1056      1.0698     1.1260     1.1620     1.2380     1.2602
  24       0.9536     1.1249     1.1304     1.1169     1.0957     1.0827      1.0699     1.1180     1.1660     1.2440     1.2854
  25       0.9300     1.0600     1.0700     1.0700     1.0700     1.0853      1.0700     1.1100     1.1700     1.2500     1.3500
  26       0.9038     1.0150     1.0310     1.0760     1.0696     1.0878      1.1019     1.1630     1.2410     1.3429     1.4617
  27       0.8750     0.9824     1.0045     1.0820     1.0692     1.1088      1.1510     1.2363     1.3349     1.4682     1.6110
  28       0.8477     0.9604     0.9988     1.0880     1.0916     1.1461      1.2190     1.3301     1.4503     1.6182     1.7866
  29       0.8259     0.9509     1.0008     1.0940     1.1340     1.2048      1.3081     1.4446     1.5858     1.7847     1.9767
  30       0.8172     0.9427     1.0100     1.1000     1.2000     1.2900      1.4200     1.5800     1.7400     1.9600     2.1700
  31       0.8106     0.9399     1.0392     1.1620     1.2906     1.4048      1.5578     1.7391     1.9131     2.1382     2.3563
  32       0.8115     0.9436     1.0800     1.2416     1.4033     1.5457      1.7203     1.9218     2.1062     2.3247     2.5434
  33       0.8145     0.9492     1.1372     1.3412     1.5367     1.7082      1.9029     2.1238     2.3186     2.5281     2.7462
  34       0.8340     0.9775     1.2156     1.4632     1.6894     1.8878      2.1010     2.3413     2.5501     2.7570     2.9801
  35       0.8700     1.0300     1.3200     1.6100     1.8600     2.0800      2.3100     2.5700     2.8000     3.0200     3.2600
  36       0.9213     1.1094     1.4549     1.7858     2.0479     2.2806      2.5222     2.7982     3.0553     3.3047     3.5705
  37       0.9851     1.2113     1.6170     1.9889     2.2542     2.4927      2.7405     3.0285     3.3162     3.6054     3.9014
  38       1.0633     1.3314     1.7998     2.2131     2.4794     2.7225      2.9767     3.2787     3.6026     3.9406     4.2762
  39       1.1576     1.4657     1.9963     2.4522     2.7245     2.9762      3.2426     3.5666     3.9339     4.3293     4.7179
  40       1.2700     1.6100     2.2000     2.7000     2.9900     3.2600      3.5500     3.9100     4.3300     4.7900     5.2500
  41       1.4071     1.7591     2.4023     2.9457     3.2667     3.5647      3.8921     4.3090     4.7988     5.3415     5.9105
  42       1.5678     1.9158     2.6078     3.1934     3.5542     3.8862      4.2610     4.7517     5.3272     5.9714     6.6838
  43       1.7418     2.0878     2.8290     3.4594     3.8662     4.2382      4.6670     5.2379     5.9032     6.6514     7.5130
  44       1.9193     2.2833     3.0789     3.7595     4.2169     4.6349      5.1199     5.7674     6.5148     7.3537     8.3407

Duration/
 Issue                                                                     Attained
  Age        11           12           13           14        Ultimate       Age
   0       0.4675       0.5383       0.6517       0.9350        1.1887        15
   1       0.5748       0.6271       0.7215       0.9741        1.5177        16
   2       0.8080       0.8264       0.8827       1.0650        1.4444        17
   3       1.0924       1.0718       1.0827       1.1785        1.3907        18
   4       1.3534       1.2990       1.2694       1.2851        1.3556        19
   5       1.5161       1.4436       1.3903       1.3555        1.3600        20
   6       1.5237       1.4886       1.3838       1.3563        1.3600        21
   7       1.5312       1.4768       1.3773       1.3571        1.3600        22
   8       1.4661       1.4339       1.3708       1.3579        1.3600        23
   g       1.3963       1.3854       1.3642       1.3587        1.3600        24
  10       1.3545       1.3569       1.3572       1.3594        1.3600        25
  11       1.3514       1.3520       1.3521       1.3593        1.3600        26
  12       1.3484       1.3472       1.3465       1.3590        1.3600        27
  13       1.3468       1.3444       1.3430       1.3580        1.3600        28
  14       1.3468       1.3437       1.3416       1.3562        1.3600        29
  15       1.3449       1.3450       1.3407       1.3576        1.3600        30
  16       1.3445       1.3483       1.3412       1.3570        1.3600        31
  17       1.3423       1.3537       1.3449       1.3631        1.3700        32
  18       1.3401       1.3591       1.3479       1.3679        1.4000        33
  19       1.3379       1.3646       1.3650       1.3917        1.4400        34
  20       1.3402       1.3700       1.4000       1.4400        1.5000        35
  21       1.3408       1.3959       1.4486       1.5126        1.5900        36
  22       1.3514       1.4236       1.5067       1.6035        1.7000        37
  23       1.3604       1.4644       1.5805       1.7132        1.8500        38
  24       1.4003       1.5295       1.6762       1.8419        2.0300        39
  25       1.4800       1.6300       1.8000       1.9900        2.2200        40
  26       1.6073       1.7714       1.9531       2.1531        2.4200        41
  27       1.7726       1.9463       2.1314       2.3310        2.6300        42
  28       1.9643       2.1465       2.3330       2.5302        2.8200        43
  29       2.1706       2.3638       2.5565       2.7577        3.0200        44
  30       2.3800       2.5900       2.8000       3.0200        3.2600        45
  31       2.5791       2.8098       3.0478       3.3022        3.5500        46
  32       2.7758       3.0287       3.3009       3.5997        3.9100        47
  33       2.9898       3.2697       3.5831       3.9351        4.3300        48
  34       3.2413       3.5558       3.9182       4.3310        4.8100        49
  35       3.5500       3.9100       4.3300       4.8100        5.3400        50
  36       3.9018       4.3218       4.8131       5.3739        5.9600        51
  37       4.2833       4.7759       5.3518       6.0078        6.6600        52
  38       4.7159       5.2881       5.9538       6.7086        7.4600        53
  39       5.2210       5.8742       6.6273       7.4737        8.3300        54
  40       5.8200       6.5500       7.3800       8.3000        9.2700        55
  41       6.5598       7.3530       8.2298       9.1746       10.2700        56
  42       7.4263       8.2727       9.1713      10.0995       11.3000        57
  43       8.3489       9.2529      10.1779      11.0941       12.3100        58
  44       9.2570      10.2374      11.2230      12.1778       13.3700        59

                                   Male Smoker

Duration/
 Issue
  Age        0          1           2         3          4          5           6          7          8          9         10
  45       2.0900     2.5100     3.3700     4.1100     4.6200     5.0900      5.6300     6.3400     7.1500     8.0500     9.1100
  46       2.2362     2.7568     3.6920     4.5038     5.0766     5.6143      6.2108     6.9638     7.8040     8.7122     9.7616
  47       2.3647     3.0184     4.0364     4.9301     5.5773     6.1986      6.8556     7.6389     8.4848     9.3591    10.3336
  48       2.5021     3.3116     4.4188     5.3995     6.1207     6.8266      7.5440     8.3531     9.1996    10.0329    10.9148
  49       2.6750     3.6532     4.8548     5.9226     6.7054     7.4825      8.2556     9.0942     9.9556    10.7758    11.5940
  50       2.9100     4.0600     5.3600     6.5100     7.3300     8.1500      8.9700     9.8500    10.7600    11.6300    12.4600
  51       3.2064     4.5467     5.9557     7.1814     7.9952     8.8103      9.6608    10.5777    11.5594    12.5375    13.4350
  52       3.5464     5.1022     6.6314     7.9299     8.7020     9.4742     10.3416    11.2854    12.3489    13.4702    14.4599
  53       3.9312     5.7042     7.3554     8.7257     9.4492    10.1698     11.0520    12.0374    13.2087    14.5150    15.6513
  54       4.3620     6.3309     8.0955     9.5390    10.2356    10.9257     11.8316    12.8975    14.2190    15.7593    17.1258
  55       4.8400     6.9600     8.8200    10.3400    11.0600    11.7700     12.7200    13.9300    15.4600    17.2900    19.0000
  56       5.3849     7.5847     9.5192    11.1210    11.9285    12.7230     13.7318    15.1689    16.9826    19.1597    21.3745
  57       5.9958     8.2198    10.2144    11.9017    12.8418    13.7657     14.8405    16.5714    18.7335    21.3102    24.1714
  58       6.6434     8.8754    10.9200    12.6939    13.7910    14.8679     16.0243    18.0866    20.6361    23.6630    27.2402
  59       7.2979     9.5621    11.6504    13.5094    14.7667    15.9994     17.2614    19.6631    22.6138    26.1391    30.4299
  60       7.9300    10.2900    12.4200    14.3600    15.7600    17.1300     18.5300    21.2500    24.5900    28.6600    33.5900
  61       8.4908    11.0470    13.2189    15.2219    16.7103    18.1084     19.6473    22.6542    26.3891    31.1470    36.6951
  62       9.0000    11.8263    14.0374    16.0874    17.6238    18.9548     20.6278    23.9099    28.0622    33.6527    39.8458
  63       9.5308    12.6461    14.8906    16.9918    18.5910    19.8960     21.7458    25.3065    29.8726    36.2949    43.0798
  64      10.1564    13.5246    15.7931    17.9709    19.7029    21.1588     23.2751    27.1334    32.0841    39.1914    46.4353
  65      10.9500    14.4800    16.7600    19.0600    21.0500    22.9700     25.4900    29.6800    34.9600    42.4600    49.9500
  66      11.9428    15.4791    17.6877    20.1315    22.5390    25.4058     28.5298    33.0830    38.5876    46.0317    53.4221
  67      13.0860    16.5098    18.5662    21.1618    24.1093    28.3149     32.2117    37.1495    42.7912    49.8278    56.8262
  68      14.3328    17.6218    19.5510    22.3422    25.9011    31.5831     36.3267    41.6745    47.4400    53.9522    60.4654
  69      15.6364    18.8653    20.7971    23.8645    28.0546    35.0962     40.6658    46.4530    52.4032    58.5083    64.6423
  70      16.9500    20.2900    22.4600    25.9200    30.7100    38.7400     45.0200    51.2800    57.5500    63.6000    69.6600
  71      18.2434    21.8839    24.5345    28.4926    33.8249    42.4160     49.2565    56.0150    62.7491    69.1431    75.4815
  72      19.5479    23.6136    26.9170    31.4547    37.3058    46.2005     53.5148    60.7946    68.0876    75.0685    81.9049
  73      20.9086    25.4975    29.6153    34.8305    41.2163    50.2409     57.9938    65.8298    73.7626    81.5024    88.9856
  74      22.3709    27.5535    32.6371    38.6442    45.6198    54.6849     62.8925    71.3312    79.9711    88.5708    96.7789
  75      23.9800    29.8000    35.9900    42.9200    50.5800    59.6800     68.4100    77.5100    86.9100    96.4000   105.3400
  76      25.9691    32.5935    40.3261    48.5499    57.1253    66.1317     75.5184    85.4394    95.7777   106.3431   116.1311
  77      27.9583    35.3869    44.6622    54.1799    63.6705    72.5835     82.6269    93.3687   104.6454   116.2863   126.9221
  78      29.9474    38.1804    48.9983    59.8098    70.2158    79.0352     89.7353   101.2981   113.5131   126.2294   137.7132
  79      31.9365    40.9739    53.3344    65.4398    76.7610    85.4869     96.8438   109.2274   122.3808   136.1726   148.5043
  80      33.9257    43.7674    57.6705    71.0697    83.3063    91.9386    103.9522   117.1568   131.2484   146.1157   159.2954

Duration/
 Issue                                                                     Attained
  Age        11           12           13           14        Ultimate       Age
  45      10.0800      11.1700      12.2800      13.3700       14.5600        60
  46      10.7270      11.9618      13.2694      14.6124       15.9900        61
  47      11.2449      12.6503      14.2091      15.8920       17.6900        62
  48      11.7703      13.3689      15.2181      17.2964       19.6200        63
  49      12.4398      14.2510      16.4154      18.9132       21.7500        64
  50      13.3900      15.4300      17.9200      20.8300       24.1300        65
  51      14.5525      16.8398      19.6850      23.0257       26.7700        66
  52      15.8362      18.3913      21.6309      25.4418       29.7000        67
  53      17.3438      20.1839      23.8283      28.1102       32.9200        68
  54      19.1775      22.3170      26.3478      31.0623       36.4000        69
  55      21.4400      24.8900      29.2600      34.3300       40.1100        70
  56      24.2485      28.0174      32.6566      37.9710       44.0200        71
  57      27.5346      31.6329      36.4907      41.9641       48.1100        72
  58      31.1226      35.5647      40.6245      46.2227       52.3900        73
  59      34.8363      39.6410      44.9202      50.6602       56.8700        74
  60      38.5000      43.6900      49.2400      55.1900       61.5500        75
  61      42.1442      47.7458      53.5987      59.7886       66.4400        76
  62      45.8861      51.9231      58.0882      64.5139       71.5100        77
  63      49.6799      56.1705      62.6862      69.4009       76.7300        78
  64      53.4798      60.4366      67.3709      74.4846       82.1300        79
  65      57.2400      64.6700      72.1200      79.8000       87.8200        80
  66      60.6071      68.4839      76.5272      84.9418       93.9200        81
  67      63.6118      71.9126      80.6072      89.8865      100.4100        82
  68      66.7838      75.5362      84.9696      95.2423      107.1800        83
  69      70.6533      79.9353      90.2240     101.6174      114.2900        84
  70      75.7500      85.6900      96.9800     109.6200      123.5800        85
  71      82.0795      92.8058     105.2254     119.4822      136.0000        86
  72      89.2886     100.8957     114.5539     130.7987      150.0000        87
  73      97.3689     109.9518     124.9837     143.2211      164.7400        88
  74     106.3121     119.9659     136.5330     156.4010      179.3700        89
  75     116.1100     130.9300     149.2200     169.9900      193.3400        90
  76     128.4828     144.7549     165.2960     185.2710      206.7500        91
  77     140.8556     158.5798     181.3720     200.5520      220.0800        92
  78     153.2284     172.4047     197.4480     215.8330      233.7000        93
  79     165.6012     186.2296     213.5240     231.1140      247.9500        94
  80     177.9740     200.0544     229.6000     246.3950      263.1900        95
                                                              279.2900        96
                                                              295.8000        97
                                                              312.7300        98
                                                              330.0600        99
                                                              364.0500       100
                                                              427.5800       101
                                                              517.9300       102
                                                              651.1400       103
                                                              817.2900       104
                                                            1,000.0000       105
                                                            1,000.0000       106
                                                            1,000.0000       107
                                                            1,000.0000       108
                                                            1,000.0000       109
                                                            1,000.0000       110

                                 Male Smoker

                                                                         Attained
                                                             Ultimate       Age
                                                            1,000.0000      111
                                                            1,000.0000      112
                                                            1,000.0000      113
                                                            1,000.0000      114
                                                            1,000.0000      115
                                                            1,000.0000      116
                                                            1,000.0000      117
                                                            1,000.0000      118
                                                            1,000.0000      119

                                Female Non Smoker

91 Bragg, Female Non Smoker

Duration/
 Issue
  Age        0          1           2         3          4          5          6          7          8          9          10
   0      0.8400      0.3300     0.3000     0.2700     0.2400     0.2200     0.2000     0.1800     0.1900     0.1900     0.2100
   1      0.7147      0.2467     0.2149     0.1886     0.1607     0.2178     0.2058     0.1172     0.1314     0.1398     0.1647
   2      0.5718      0.2094     0.1771     0.1586     0.1360     0.2156     0.2116     0.1225     0.1421     0.1632     0.1939
   3      0.4294      0.2010     0.1696     0.1611     0.1459     0.2134     0.2174     0.1670     0.1920     0.2267     0.2628
   4      0.3054      0.2043     0.1757     0.1771     0.1702     0.2112     0.2232     0.2222     0.2511     0.2967     0.3364
   5      0.2179      0.2052     0.1780     0.1864     0.1890     0.2091     0.2292     0.2593     0.2894     0.3395     0.3796
   6      0.2159      0.2061     0.1855     0.1956     0.2072     0.2336     0.2513     0.2806     0.3079     0.3456     0.3786
   7      0.2139      0.2102     0.1927     0.2140     0.2383     0.2708     0.2814     0.3052     0.3266     0.3517     0.3776
   8      0.2119      0.2143     0.2117     0.2379     0.2747     0.3122     0.3137     0.3297     0.3440     0.3578     0.3766
   9      0.2099      0.2184     0.2331     0.2625     0.3088     0.3493     0.3425     0.3508     0.3584     0.3639     0.3755
  10      0.2131      0.2224     0.2526     0.2829     0.3330     0.3736     0.3513     0.3554     0.3642     0.3670     0.3728
  11      0.2162      0.2431     0.2726     0.3000     0.3389     0.3705     0.3608     0.3621     0.3682     0.3700     0.3706
  12      0.2290      0.2718     0.2957     0.3170     0.3448     0.3673     0.3595     0.3588     0.3681     0.3678     0.3668
  13      0.2438      0.3029     0.3187     0.3326     0.3496     0.3646     0.3590     0.3576     0.3662     0.3656     0.3636
  14      0.2583      0.3306     0.3382     0.3454     0.3534     0.3623     0.3593     0.3584     0.3626     0.3622     0.3611
  15      0.2674      0.3393     0.3432     0.3490     0.3549     0.3598     0.3581     0.3571     0.3612     0.3607     0.3593
  16      0.2765      0.3479     0.3482     0.3526     0.3553     0.3576     0.3576     0.3578     0.3581     0.3579     0.3582
  17      0.2830      0.3467     0.3453     0.3510     0.3535     0.3552     0.3557     0.3564     0.3573     0.3570     0.3579
  18      0.2895      0.3455     0.3424     0.3494     0.3517     0.3528     0.3538     0.3550     0.3565     0.3561     0.3576
  19      0.2961      0.3443     0.3396     0.3477     0.3499     0.3504     0.3519     0.3535     0.3558     0.3552     0.3574
  20      0.2946      0.3371     0.3337     0.3432     0.3466     0.3473     0.3510     0.3536     0.3589     0.3579     0.3630
  21      0.2931      0.3298     0.3279     0.3386     0.3433     0.3441     0.3500     0.3536     0.3620     0.3612     0.3687
  22      0.2835      0.3108     0.3160     0.3312     0.3386     0.3402     0.3500     0.3552     0.3690     0.3699     0.3837
  23      0.2739      0.2899     0.3035     0.3238     0.3339     0.3363     0.3500     0.3568     0.3760     0.3792     0.4032
  24      0.2644      0.2709     0.2943     0.3164     0.3293     0.3324     0.3500     0.3584     0.3830     0.3959     0.4283
  25      0.2591      0.2635     0.2893     0.3158     0.3284     0.3355     0.3585     0.3600     0.3900     0.4200     0.4600
  26      0.2539      0.2560     0.2861     0.3152     0.3282     0.3386     0.3669     0.3811     0.4150     0.4509     0.4972
  27      0.2529      0.2545     0.2871     0.3214     0.3338     0.3532     0.3896     0.4087     0.4457     0.4873     0.5393
  28      0.2519      0.2530     0.2881     0.3276     0.3400     0.3729     0.4179     0.4427     0.4829     0.5302     0.5878
  29      0.2510      0.2515     0.2891     0.3338     0.3552     0.3982     0.4514     0.4832     0.5274     0.5807     0.6442
  30      0.2535      0.2545     0.2900     0.3400     0.3800     0.4300     0.4900     0.5300     0.5800     0.6400     0.7100
  31      0.2560      0.2588     0.3116     0.3716     0.4163     0.4673     0.5317     0.5819     0.6403     0.7080     0.7857
  32      0.2620      0.2676     0.3414     0.4134     0.4621     0.5097     0.5766     0.6390     0.7078     0.7840     0.8702
  33      0.2680      0.2811     0.3764     0.4615     0.5149     0.5585     0.6278     0.7030     0.7830     0.8680     0.9630
  34      0.2740      0.2984     0.4136     0.5117     0.5718     0.6148     0.6879     0.7761     0.8669     0.9600     1.0631
  35      0.2800      0.3200     0.4500     0.5600     0.6300     0.6800     0.7600     0.8600     0.9600     1.0600     1.1700
  36      0.3089      0.3470     0.4864     0.6077     0.6920     0.7572     0.8466     0.9556     1.0605     1.1630     1.2756
  37      0.3478      0.3789     0.5248     0.6574     0.7596     0.8456     0.9457     1.0616     1.1678     1.2691     1.3804
  38      0.3914      0.4143     0.5640     0.7074     0.8292     0.9404     1.0535     1.1768     1.2850     1.3857     1.4964
  39      0.4339      0.4518     0.6028     0.7555     0.8972     1.0368     1.1662     1.3000     1.4147     1.5202     1.6356
  40      0.4700      0.4900     0.6400     0.8000     0.9600     1.1300     1.2800     1.4300     1.5600     1.6800     1.8100
  41      0.4974      0.5237     0.6826     0.8427     1.0046     1.2085     1.3855     1.5598     1.7176     1.8671     2.0268
  42      0.5197      0.5538     0.7026     0.8516     1.0335     1.2754     1.4854     1.6901     1.8856     2.0766     2.2780
  43      0.5403      0.5882     0.7026     0.8605     1.0661     1.3482     1.5934     1.8315     2.0688     2.3054     2.5528
  44      0.5626      0.6343     0.7405     0.9002     1.1218     1.4439     1.7237     1.9946     2.2720     2.5509     2.8404

Duration/
 Issue                                                                     Attained
  Age        11           12           13           14         Ultimate       Age
   0      0.2300        0.2600       0.2900       0.3400        0.3800        15
   1      0.1828        0.2102       0.2376       0.3472        0.3800        16
   2      0.2076        0.2286       0.2495       0.3544        0.3800        17
   3      0.2710        0.2838       0.2965       0.3616        0.3800        18
   4      0.3395        0.3447       0.3497       0.3688        0.3800        19
   5      0.3797        0.3799       0.3799       0.3728        0.3800        20
   6      0.3797        0.3799       0.3799       0.3768        0.3800        21
   7      0.3797        0.3799       0.3799       0.3776        0.3800        22
   8      0.3797        0.3799       0.3799       0.3784        0.3800        23
   9      0.3797        0.3799       0.3799       0.3792        0.3800        24
  10      0.3797        0.3800       0.3800       0.3796        0.3800        25
  11      0.3784        0.3786       0.3800       0.3800        0.3800        26
  12      0.3771        0.3773       0.3790       0.3800        0.3800        27
  13      0.3742        0.3746       0.3780       0.3800        0.3800        28
  14      0.3698        0.3704       0.3766       0.3800        0.3800        29
  15      0.3694        0.3705       0.3786       0.3800        0.3800        30
  16      0.3675        0.3690       0.3802       0.3880        0.3800        31
  17      0.3697        0.3718       0.3852       0.3960        0.3800        32
  18      0.3719        0.3746       0.3902       0.4040        0.4000        33
  19      0.3740        0.3773       0.3951       0.4120        0.4200        34
  20      0.3818        0.3800       0.4000       0.4200        0.4500        35
  21      0.3895        0.3982       0.4245       0.4493        0.4900        36
  22      0.4058        0.4211       0.4555       0.4854        0.5300        37
  23      0.4268        0.4498       0.4931       0.5290        0.5800        38
  24      0.4543        0.4857       0.5378       0.5803        0.6400        39
  25      0.4900        0.5300       0.5900       0.6400        0.7000        40
  26      0.5330        0.5823       0.6483       0.7066        0.7800        41
  27      0.5823        0.6418       0.7126       0.7797        0.8600        42
  28      0.6390        0.7090       0.7846       0.8615        0.9600        43
  29      0.7045        0.7849       0.8665       0.9542        1.0600        44
  30      0.7800        0.8700       0.9600       1.0600        1.1700        45
  31      0.8667        0.9641       1.0646       1.1777        1.3000        46
  32      0.9638        1.0666       1.1789       1.3058        1.4400        47
  33      1.0694        1.1782       1.3039       1.4462        1.6000        48
  34      1.1821        1.2991       1.4406       1.6003        1.7800        49
  35      1.3000        1.4300       1.5900       1.7700        1.9600        50
  36      1.4130        1.5625       1.7454       1.9509        2.1700        51
  37      1.5221        1.6962       1.9063       2.1418        2.3900        52
  38      1.6427        1.8438       2.0825       2.3494        2.6300        53
  39      1.7902        2.0175       2.2838       2.5799        2.8800        54
  40      1.9800        2.2300       2.5200       2.8400        3.1600        55
  41      2.2230        2.4890       2.7950       3.1277        3.4700        56
  42      2.5091        2.7863       3.1023       3.4386        3.8000        57
  43      2.8217        3.1101       3.4361       3.7758        4.1600        58
  44      3.1442        3.4486       3.7906       4.1419        4.5400        59

                                Female Non Smoker

Duration/
 Issue
  Age        0          1           2         3          4          5          6          7          8          9          10
  45      0.5900      0.7000     0.8100     0.9800     1.2200     1.5800     1.8900     2.1900     2.5000     2.8100     3.1300
  46      0.6189      0.7876     0.9120     1.1013     1.3656     1.7674     2.1058     2.4320     2.7645     3.0878     3.4200
  47      0.6470      0.8920     1.0372     1.2518     1.5456     1.9947     2.3619     2.7136     3.0622     3.3861     3.7176
  48      0.6798      1.0096     1.1844     1.4298     1.7528     2.2453     2.6381     3.0132     3.3758     3.6975     4.0252
  49      0.7223      1.1368     1.3524     1.6331     1.9800     2.5026     2.9142     3.3092     3.6875     4.0146     4.3452
  50      0.7800      1.2700     1.5400     1.8600     2.2200     2.7500     3.1700     3.5800     3.9800     4.3300     4.6800
  51      0.8582      1.4188     1.7594     2.1214     2.4800     2.9844     3.3979     3.8102     4.2343     4.6244     5.0066
  52      0.9535      1.5856     2.0113     2.4187     2.7648     3.2168     3.6114     4.0143     4.4622     4.9028     5.3233
  53      1.0577      1.7560     2.2775     2.7353     3.0636     3.4520     3.8218     4.2153     4.6918     5.1940     5.6647
  54      1.1626      1.9156     2.5398     3.0546     3.3656     3.6948     4.0409     4.4362     4.9517     5.5268     6.0654
  55      1.2600      2.0500     2.7800     3.3600     3.6600     3.9500     4.2800     4.7000     5.2700     5.9300     6.5600
  56      1.3487      2.1499     2.9991     3.6582     3.9439     4.2085     4.5203     4.9847     5.6182     6.3670     7.1079
  57      1.4342      2.2250     3.2094     3.9601     4.2246     4.4670     4.7542     5.2750     5.9773     6.8185     7.6862
  58      1.5182      2.2890     3.4090     4.2559     4.5062     4.7394     5.0098     5.6038     6.3903     7.3395     8.3554
  59      1.6029      2.3561     3.5965     4.5358     4.7933     5.0391     5.3157     6.0045     6.9002     7.9850     9.1765
  60      1.6900      2.4400     3.7700     4.7900     5.0900     5.3800     5.7000     6.5100     7.5500     8.8100    10.2100
  61      1.7740      2.5315     3.8976     4.9704     5.3494     5.7143     6.1170     7.0673     8.2804     9.7496    11.3699
  62      1.8536      2.6214     3.9804     5.0836     5.5685     6.0330     6.5479     7.6542     9.0628    10.7672    12.6158
  63      1.9372      2.7234     4.0664     5.2016     5.8179     6.4074     7.0613     8.3506     9.9860    11.9600    14.0766
  64      2.0332      2.8517     4.2036     5.3964     6.1682     6.9093     7.7258     9.2359    11.1388    13.4252    15.8817
  65      2.1500      3.0200     4.4400     5.7400     6.6900     7.6100     8.6100    10.3900    12.6100    15.2600    18.1600
  66      2.2678      3.2044     4.7823     6.2623     7.4229     8.5595     9.7500    11.8659    14.4846    17.5959    21.1404
  67      2.3809      3.3956     5.1986     6.9154     8.3198     9.7102    11.1000    13.6106    16.7033    20.3682    24.7368
  68      2.5191      3.6296     5.6786     7.6542     9.3214    10.9870    12.6060    15.5442    19.1387    23.3794    28.6060
  69      2.7122      3.9424     6.2125     8.4341    10.3679    12.3153    14.2140    17.5873    21.6634    26.4325    32.4048
  70      2.9900      4.3700     6.7900     9.2100    11.4000    13.6200    15.8700    19.6600    24.1500    29.3300    35.7900
  71      3.3459      4.9007     7.4007     9.9629    12.3877    14.8595    17.5193    21.6909    26.5101    31.9634    38.6120
  72      3.7602      5.5106     8.0512    10.7227    13.3706    16.0837    19.1978    23.7330    28.8287    34.4643    41.0996
  73      4.2425      6.2171     8.7573    11.5181    14.3937    17.3551    20.9877    25.8937    31.2382    36.9954    43.4773
  74      4.8025      7.0378     9.5350    12.3776    15.5018    18.7364    22.9711    28.2803    33.8712    39.7197    45.9692
  75      5.4500      7.9900    10.4000    13.3300    16.7400    20.2900    25.2300    31.0000    36.8600    42.8000    48.8000
  76      6.3468      9.3137    11.5059    14.5226    18.3083    22.2773    28.2061    34.5762    40.7398    46.7312    52.3479
  77      7.2436     10.6375    12.6117    15.7152    19.8765    24.2646    31.1822    38.1524    44.6197    50.6625    55.8957
  78      8.1404     11.9612    13.7176    16.9078    21.4448    26.2519    34.1583    41.7286    48.4995    54.5937    59.4436
  79      9.0372     13.2850    14.8234    18.1004    23.0131    28.2392    37.1344    45.3048    52.3794    58.5250    62.9914
  80      9.9339     14.6087    15.9293    19.2930    24.5814    30.2264    40.1105    48.8810    56.2592    62.4562    66.5393

Duration/
 Issue                                                                     Attained
  Age        11           12           13           14         Ultimate       Age
  45      3.4600        3.7900       4.1600       4.5400        4.9600        60
  46      3.7575        4.1214       4.5305       4.9562        5.4400        61
  47      4.0478        4.4507       4.9058       5.3887        5.9600        62
  48      4.3482        4.7973       5.3070       5.8581        6.5100        63
  49      4.6765        5.1806       5.7547       6.3850        7.1000        64
  50      5.0500        5.6200       6.2700       6.9900        7.7700        65
  51      5.4493        6.0919       6.8246       7.6398        8.5400        66
  52      5.8626        6.5834       7.4047       8.3205        9.4100        67
  53      6.3194        7.1298       8.0525       9.0823       10.3300        68
  54      6.8487        7.7669       8.8102       9.9754       11.3400        69
  55      7.4800        8.5300       9.7200      11.0500       12.5100        70
  56      8.1625        9.3608      10.7148      12.2298       13.9100        71
  57      8.8766       10.2356      11.7664      13.4815       15.5200        72
  58      9.6986       11.2420      12.9756      14.9193       17.2800        73
  59     10.7043       12.4676      14.4432      16.6574       19.2300        74
  60     11.9700       14.0000      16.2700      18.8100       21.5200        75
  61     13.4026       15.7402      18.3526      21.2710       24.3100        76
  62     14.9515       17.6297      20.6239      23.9641       27.6300        77
  63     16.7561       19.8171      23.2389      27.0487       31.3900        78
  64     18.9558       22.4510      26.3526      30.6842       35.5900        79
  65     21.6900       25.6800      30.1200      35.0300       40.3700        80
  66     25.1727       29.6730      34.6350      40.0737       45.8700        81
  67     29.3110       34.3309      39.7941      45.7090       52.1100        82
  68     33.7838       39.4003      45.4567      51.9546       59.0100        83
  69     38.2705       44.6278      51.4822      58.8287       66.5900        84
  70     42.4500       49.7600      57.7300      66.3500       75.5900        85
  71     46.1571       54.6102      63.9769      74.5069       86.3900        86
  72     49.6057       59.3474      70.3168      83.2872       98.3500        87
  73     53.0437       64.2516      77.0841      92.7080      111.0100        88
  74     56.7192       69.6024      84.6137     102.7866      123.8700        89
  75     60.8800       75.6800      93.2400     113.5400      136.6600        90
  76     66.1663       83.5643     104.7105     126.2952      149.5100        91
  77     71.4526       91.4487     116.1809     139.0505      162.6100        92
  78     76.7389       99.3330     127.6514     151.8057      176.0500        93
  79     82.0252      107.2174     139.1219     164.5609      189.9000        94
  80     87.3115      115.1017     150.5924     177.3162      204.0400        95
                                                              218.5000        96
                                                              233.5000        97
                                                              249.0400        98
                                                              265.1200        99
                                                              296.3000       100
                                                              363.2100       101
                                                              468.3200       102
                                                              613.2600       103
                                                              796.7400       104
                                                            1,000.0000       105
                                                            1,000.0000       106
                                                            1,000.0000       107
                                                            1,000.0000       108
                                                            1,000.0000       109
                                                            1,000.0000       110

                                Female Non Smoker

                                                                          Attained
                                                             Ultimate        Age
                                                            1,000.0000       111
                                                            1,000.0000       112
                                                            1,000.0000       113
                                                            1,000.0000       114
                                                            1,000.0000       115
                                                            1,000.0000       116
                                                            1,000.0000       117
                                                            1,000.0000       118
                                                            1,000.0000       119

                                  Female Smoker

91 Bragg, Female Smoker

Duration/
 Issue
  Age         0          1          2          3          4          5          6         7           8          9         10
   0       1.5695     0.6166     0.5605     0.5045     0.4484     0.4111     0.3737     0.3363     0.3550     0.3550     0.3924
   1       1.4090     0.5360     0.4766     0.4275     0.3737     0.4070     0.3172     0.2925     0.3189     0.3344     0.3812
   2       1.1513     0.4779     0.4176     0.3833     0.3368     0.4029     0.3138     0.3114     0.3480     0.3870     0.4450
   3       0.8576     0.4371     0.3787     0.3631     0.3276     0.3988     0.3440     0.3670     0.4137     0.4777     0.5461
   4       0.5892     0.4084     0.3553     0.3583     0.3364     0.3947     0.3886     0.4333     0.4875     0.5718     0.6468
   5       0.4071     0.4004     0.3508     0.3670     0.3531     0.3907     0.4282     0.4845     0.5407     0.6343     0.7093
   6       0.4027     0.3924     0.3462     0.3757     0.3891     0.4391     0.4729     0.5275     0.5783     0.6655     0.7074
   7       0.3983     0.3982     0.3690     0.4105     0.4509     0.5138     0.5356     0.5796     0.6191     0.6888     0.7055
   8       0.3939     0.4040     0.4030     0.4545     0.5216     0.5950     0.6012     0.6302     0.6561     0.7035     0.7036
   9       0.3894     0.4098     0.4400     0.4972     0.5844     0.6630     0.6545     0.6690     0.6820     0.7046     0.7017
  10       0.3898     0.4155     0.4720     0.5286     0.6222     0.6980     0.6621     0.6698     0.6761     0.7057     0.6942
  11       0.3924     0.4537     0.5032     0.5497     0.6208     0.6903     0.6697     0.6705     0.6701     0.6866     0.6867
  12       0.3999     0.5087     0.5391     0.5674     0.6194     0.6528     0.6324     0.6315     0.6285     0.6523     0.6683
  13       0.4098     0.5671     0.5732     0.5765     0.5975     0.6005     0.5825     0.5815     0.5777     0.6120     0.6482
  14       0.4197     0.6153     0.5988     0.5813     0.5719     0.5480     0.5337     0.5333     0.5305     0.5748     0.6302
  15       0.4243     0.6400     0.5994     0.5758     0.5500     0.5100     0.5000     0.5000     0.5000     0.5500     0.6244
  16       0.4257     0.6364     0.6000     0.5659     0.5286     0.4854     0.4928     0.4940     0.5020     0.5500     0.6185
  17       0.4169     0.6136     0.5752     0.5366     0.5027     0.4644     0.4856     0.4880     0.5040     0.5500     0.6189
  18       0.4013     0.5785     0.5421     0.5025     0.4771     0.4487     0.4784     0.4820     0.5060     0.5500     0.6193
  19       0.3847     0.5383     0.5080     0.4710     0.4566     0.4444     0.4713     0.4760     0.5080     0.5500     0.6197
  20       0.3700     0.5000     0.4800     0.4500     0.4516     0.4400     0.4763     0.4700     0.5100     0.5500     0.6200
  21       0.3560     0.4578     0.4558     0.4500     0.4506     0.4504     0.4813     0.4964     0.5458     0.5902     0.6609
  22       0.3409     0.4071     0.4305     0.4500     0.4550     0.4700     0.5072     0.5352     0.5945     0.6459     0.7169
  23       0.3263     0.3565     0.4078     0.4500     0.4695     0.4964     0.5403     0.5828     0.6523     0.7125     0.7845
  24       0.3140     0.3146     0.3911     0.4500     0.4884     0.5272     0.5785     0.6356     0.7154     0.7854     0.8600
  25       0.3102     0.2900     0.3880     0.4500     0.5100     0.5600     0.6200     0.6900     0.7800     0.8600     0.9400
  26       0.3064     0.2901     0.3875     0.4592     0.5306     0.5911     0.6624     0.7428     0.8417     0.9306     1.0178
  27       0.3073     0.2901     0.3908     0.4683     0.5512     0.6222     0.7068     0.7964     0.9030     1.0003     1.0959
  28       0.3082     0.3075     0.4050     0.4841     0.5776     0.6586     0.7571     0.8556     0.9706     1.0777     1.1841
  29       0.3091     0.3346     0.4304     0.5126     0.6153     0.7061     0.8169     0.9252     1.0507     1.1714     1.2922
  30       0.3100     0.3700     0.4700     0.5600     0.6700     0.7700     0.8900     1.0100     1.1500     1.2900     1.4300
  31       0.3413     0.4142     0.5268     0.6320     0.7466     0.8563     0.9794     1.1116     1.2682     1.4294     1.5888
  32       0.3826     0.4683     0.5988     0.7244     0.8413     0.9614     1.0827     1.2268     1.4011     1.5839     1.7620
  33       0.4343     0.5313     0.6815     0.8288     0.9467     1.0762     1.1953     1.3532     1.5489     1.7597     1.9628
  34       0.4966     0.6022     0.7701     0.9368     1.0554     1.1921     1.3126     1.4884     1.7118     1.9630     2.2044
  35       0.5700     0.6800     0.8600     1.0400     1.1600     1.3000     1.4300     1.6300     1.8900     2.2000     2.5000
  36       0.6608     0.7693     0.9517     1.1333     1.2494     1.3802     1.5254     1.7551     2.0639     2.4631     2.8558
  37       0.7688     0.8706     1.0482     1.2222     1.3285     1.4385     1.6017     1.8654     2.2334     2.7482     3.2631
  38       0.8844     0.9774     1.1490     1.3146     1.4139     1.5047     1.6923     1.9950     2.4278     3.0666     3.7125
  39       0.9980     1.0827     1.2531     1.4179     1.5222     1.6086     1.8306     2.1785     2.6769     3.4301     4.1946
  40       1.1000     1.1800     1.3600     1.5400     1.6700     1.7800     2.0500     2.4500     3.0100     3.8500     4.7000
  41       1.1874     1.2654     1.4637     1.6766     1.8598     2.0310     2.3709     2.8360     3.4562     4.3517     5.2467
  42       1.2665     1.3433     1.5646     1.8227     2.0805     2.3417     2.7710     3.3136     3.9957     4.9274     5.8410
  43       1.3419     1.4195     1.6718     1.9845     2.3283     2.6939     3.2198     3.8432     4.5851     5.5394     6.4558
  44       1.4182     1.4998     1.7939     2.1682     2.5994     3.0694     3.6863     4.3852     5.1810     6.1495     7.0645

Duration/
 Issue                                                                     Attained
  Age        11            12          13           14        Ultimate        Age
   0       0.4297       0.4858       0.5418       0.6353        0.7100        15
   1       0.4152       0.4663       0.5174       0.6026        0.7100        16
   2       0.4709       0.5098       0.5488       0.6139        0.7100        17
   3       0.5618       0.5854       0.6092       0.6489        0.7100        18
   4       0.6530       0.6624       0.6718       0.6876        0.7100        19
   5       0.7094       0.7098       0.7098       0.7100        0.7100        20
   6       0.7084       0.7098       0.7098       0.7100        0.7100        21
   7       0.7074       0.7097       0.7098       0.7100        0.7100        22
   8       0.7064       0.7096       0.7098       0.7100        0.7100        23
   9       0.7053       0.7096       0.7098       0.7100        0.7100        24
  10       0.7027       0.7095       0.7099       0.7100        0.7100        25
  11       0.6984       0.7088       0.7088       0.7100        0.7100        26
  12       0.6925       0.7080       0.7079       0.7100        0.7100        27
  13       0.6850       0.7060       0.7058       0.7100        0.7100        28
  14       0.6758       0.7027       0.7025       0.7100        0.7100        29
  15       0.6724       0.7057       0.7060       0.7100        0.7100        30
  16       0.6673       0.7074       0.7085       0.7285        0.7100        31
  17       0.6680       0.7155       0.7179       0.7502        0.7400        32
  18       0.6687       0.7236       0.7352       0.7818        0.8200        33
  19       0.6694       0.7318       0.7669       0.8295        0.9000        34
  20       0.6700       0.7400       0.8200       0.9000        1.0000        35
  21       0.7212       0.8020       0.8969       0.9951        1.1200        36
  22       0.7919       0.8842       0.9929       1.1106        1.2600        37
  23       0.8761       0.9815       1.1044       1.2434        1.4000        38
  24       0.9675       1.0885       1.2280       1.3909        1.5600        39
  25       1.0600       1.2000       1.3600       1.5500        1.7400        40
  26       1.1440       1.3075       1.4930       1.7152        1.9400        41
  27       1.2236       1.4146       1.6295       1.8884        2.1600        42
  28       1.3132       1.5338       1.7805       2.0780        2.4000        43
  29       1.4272       1.6781       1.9570       2.2924        2.6600        44
  30       1.5800       1.8600       2.1700       2.5400        2.9500        45
  31       1.7649       2.0730       2.4132       2.8136        3.2600        46
  32       1.9722       2.3087       2.6792       3.1076        3.6000        47
  33       2.2122       2.5769       2.9776       3.4328        3.9600        48
  34       2.4947       2.8874       3.3180       3.8000        4.3400        49
  35       2.8300       3.2500       3.7100       4.2200        4.7600        50
  36       3.2239       3.6691       4.1566       4.6954        5.2300        51
  37       3.6698       4.1382       4.6515       5.2189        5.7800        52
  38       4.1586       4.6506       5.1901       5.7867        6.3800        53
  39       4.6817       5.2001       5.7678       6.3950        7.0400        54
  40       5.2300       5.7800       6.3800       7.0400        7.7500        55
  41       5.8228       6.4088       7.0434       7.7354        8.4800        56
  42       6.4660       7.0908       7.7611       8.4837        9.2300        57
  43       7.1308       7.7984       8.5081       9.2643       10.0300        58
  44       7.7884       8.5040       9.2594      10.0566       10.8600        59

                                  Female Smoker

Duration/
 Issue
  Age         0          1          2          3         4           5         6           7         8           9         10
  45       1.5000     1.5900     1.9400     2.3800     2.8900     3.4500     4.1400     4.9000     5.7400     6.7200     7.6400
  46       1.5830     1.6858     2.1095     2.6243     3.2136     3.8585     4.6082     5.4142     6.2854     7.2642     8.1896
  47       1.6643     1.7835     2.2966     2.8970     3.5728     4.3070     5.1113     5.9541     6.8461     7.8075     8.7312
  48       1.7501     1.8893     2.5018     3.1914     3.9472     4.7614     5.6083     6.4799     7.3871     8.3297     9.2540
  49       1.8466     2.0094     2.7261     3.5013     4.3164     5.1871     6.0582     6.9618     7.8734     8.8106     9.7472
  50       1.9600     2.1500     2.9700     3.8200     4.6600     5.5500     6.4200     7.3300     8.2700     9.2300    10.2000
  51       2.1029     2.3258     3.2413     4.1447     4.9580     5.8103     6.6376     7.5531     8.5154     9.5403    10.5772
  52       2.2710     2.5325     3.5394     4.4798     5.2240     5.9910     6.7384     7.6478     8.6329     9.7550    10.8860
  53       2.4458     2.7483     3.8530     4.8294     5.4880     6.1514     6.8064     7.7058     8.7147     9.9454    11.1792
  54       2.6083     2.9514     4.1703     5.1981     5.7800     6.3513     6.9256     7.8193     8.8530    10.1833    11.5096
  55       2.7400     3.1200     4.4800     5.5900     6.1300     6.6500     7.1800     8.0800     9.1400    10.5400    11.9300
  56       2.8147     3.2234     4.7682     6.0041     6.5398     7.0538     7.5803     8.4867     9.5546    10.9626    12.3454
  57       2.8450     3.2763     5.0427     6.4374     6.9893     7.5231     8.0706     8.9782    10.0355    11.4035    12.7205
  58       2.8698     3.3245     5.3241     6.8918     7.4759     8.0485     8.6346     9.5562    10.6141    11.9421    13.1979
  59       2.9285     3.4138     5.6330     7.3687     7.9970     8.6206     9.2565    10.2229    11.3218    12.6578    13.9202
  60       3.0600     3.5900     5.9900     7.8700     8.5500     9.2300     9.9200    10.9800    12.1900    13.6300    15.0300
  61       3.2796     3.8639     6.3984     8.3956     9.1399     9.8891    10.6378    11.8511    13.2569    14.9126    16.6053
  62       3.5612     4.2050     6.8444     8.9444     9.7686    10.6042    11.4207    12.8350    14.5014    16.4525    18.5510
  63       3.8820     4.5970     7.3232     9.5164    10.4282    11.3566    12.2497    13.8962    15.8666    18.1691    20.7502
  64       4.2192     5.0241     7.8300    10.1116    11.1113    12.1281    13.1058    14.9997    17.2951    19.9818    23.0855
  65       4.5500     5.4700     8.3600    10.7300    11.8100    12.9000    13.9700    16.1100    18.7300    21.8100    25.4400
  66       4.8546     5.9038     8.8945    11.3492    12.4673    13.5745    14.7024    17.0704    20.0091    23.4914    27.6858
  67       5.1481     6.3361     9.4366    11.9692    13.0882    14.1638    15.3156    17.9044    21.1706    25.0797    29.9009
  68       5.4603     6.8135    10.0146    12.6236    13.7586    14.8150    16.0196    18.8472    22.4574    26.8183    32.2771
  69       5.8210     7.3826    10.6563    13.3460    14.5639    15.6747    17.0244    20.1340    24.1129    28.9506    35.0062
  70       6.2600     8.0900    11.3900    14.1700    15.5900    16.8900    18.5400    22.0000    26.3800    31.7200    38.2800
  71       6.7749     8.9229    12.2117    15.0941    16.8387    18.4608    20.5494    24.4174    29.2222    35.0770    42.0390
  72       7.3458     9.8504    13.1027    16.0959    18.2528    20.2892    22.9126    27.2293    32.4774    38.8595    46.1554
  73       7.9763    10.8914    14.0689    17.1777    19.8296    22.3751    25.6552    30.4775    36.2006    43.1415    50.7182
  74       8.6699    12.0649    15.1160    18.3416    21.5663    24.7187    28.8025    34.2038    40.4465    47.9970    55.8167
  75       9.4300    13.3900    16.2500    19.5900    23.4600    27.3200    32.3800    38.4500    45.2700    53.5000    61.5400
  76      10.3851    15.1444    17.6367    21.0886    25.8286    30.6942    37.2143    44.2000    51.7533    60.8470    69.0187
  77      11.3401    16.8989    19.0235    22.5873    28.1971    34.0683    42.0486    49.9500    58.2366    68.1939    76.4974
  78      12.2952    18.6533    20.4102    24.0859    30.5657    37.4425    46.8829    55.7001    64.7200    75.5409    83.9761
  79      13.2502    20.4078    21.7970    25.5845    32.9343    40.8166    51.7172    61.4501    71.2033    82.8879    91.4547
  80      14.2053    22.1622    23.1837    27.0831    35.3029    44.1908    56.5515    67.2001    77.6866    90.2349    98.9334

Duration/
 Issue                                                                     Attained
  Age        11           12           13           14        Ultimate        Age
  45       8.4100       9.1800       9.9900      10.8400       11.7000        60
  46       8.9985       9.8330      10.7120      11.6330       12.5600        61
  47       9.5730      10.4813      11.4420      12.4493       13.4500        62
  48      10.1294      11.1151      12.1620      13.2611       14.3700        63
  49      10.6631      11.7246      12.8540      14.0406       15.3200        64
  50      11.1700      12.3000      13.5000      14.7600       16.2500        65
  51      11.6210      12.7986      14.0342      15.3235       17.1000        66
  52      12.0191      13.2271      14.4687      15.7498       17.7600        67
  53      12.4077      13.6493      14.9021      16.1822       18.1300        68
  54      12.8302      14.1290      15.4330      16.7645       18.3900        69
  55      13.3300      14.7300      16.1600      17.6400       18.8400        70
  56      13.7763      15.3190      16.9651      18.7184       19.7800        71
  57      14.1402      15.8533      17.7826      19.9040       21.4100        72
  58      14.6178      16.5331      18.7894      21.3324       23.6300        73
  59      15.4057      17.5586      20.1629      23.1392       26.3000        74
  60      16.7000      19.1300      22.0800      25.4600       29.3800        75
  61      18.6034      21.3350      24.5971      28.3007       32.8100        76
  62      20.9849      24.0403      27.5962      31.5710       36.5200        77
  63      23.6907      27.1141      30.9926      35.2618       40.4800        78
  64      26.5670      30.4246      34.7021      39.3645       44.7900        79
  65      29.4600      33.8400      38.6400      43.8700       49.5500        80
  66      32.2738      37.2582      42.6451      48.6008       54.9100        81
  67      35.1109      40.7669      46.7738      53.5628       60.9100        82
  68      38.1151      44.5195      51.2678      59.0224       67.4300        83
  69      41.4302      48.6694      56.3693      65.2460       74.5100        84
  70      45.2000      53.3700      62.3200      72.5000       83.4300        85
  71      49.3518      58.5173      68.9661      80.8844       94.8400        86
  72      53.7898      64.0090      76.1464      90.2217      107.6400        87
  73      58.6228      70.0011      84.0916     100.3617      120.9800        88
  74      63.9599      76.6495      93.0326     111.1545      133.9800        89
  75      69.9100      84.1100     103.2000     122.4500      146.0000        90
  76      77.5537      93.7991     116.7392     135.4536      157.1000        91
  77      85.1974     103.4882     130.2784     148.4572      167.8500        92
  78      92.8411     113.1774     143.8176     161.4608      178.8700        93
  79     100.4848     122.8665     157.3568     174.4644      190.7500        94
  80     108.1285     132.5556     170.8960     187.4680      204.0400        95
                                                              218.5000        96
                                                              233.5000        97
                                                              249.0400        98
                                                              265.1200        99
                                                              296.3000       100
                                                              363.2100       101
                                                              468.3200       102
                                                              613.2600       103
                                                              796.7400       104
                                                            1,000.0000       105
                                                            1,000.0000       106
                                                            1,000.0000       107
                                                            1,000.0000       108
                                                            1,000.0000       109
                                                            1,000.0000       110

                                  Female Smoker

                                                                          Attained
                                                             Ultimate        Age
                                                            1,000.0000       111
                                                            1,000.0000       112
                                                            1,000.0000       113
                                                            1,000.0000       114
                                                            1,000.0000       115
                                                            1,000.0000       116
                                                            1,000.0000       117
                                                            1,000.0000       118
                                                            1,000.0000       119

                               Blended Non Smoker

91 Bragg, Blended Non Smoker
Assumes 80% Male, 20% Female

Duration/
 Issue
  Age         0          1          2          3         4           5          6          7          8           9         10
   0       1.0640     0.6260     0.4360     0.3900     0.3440     0.3000     0.2880     0.2600     0.2540      0.2540     0.2660
   1       0.9314     0.5295     0.3509     0.3072     0.2622     0.2928     0.2921     0.1981     0.2048      0.2336     0.2699
   2       0.7587     0.4472     0.3013     0.2644     0.2234     0.2857     0.2962     0.1941     0.2209      0.2938     0.3661
   3       0.5754     0.3792     0.2765     0.2493     0.2162     0.2785     0.3004     0.2305     0.2787      0.3982     0.5082
   4       0.4113     0.3253     0.2657     0.2501     0.2296     0.2714     0.3045     0.2899     0.3545      0.5106     0.6503
   5       0.2959     0.2859     0.2589     0.2568     0.2521     0.2644     0.3085     0.3546     0.4248      0.5947     0.7461
   6       0.2421     0.2873     0.2562     0.2634     0.2925     0.3318     0.4038     0.4416     0.5019      0.6528     0.7907
   7       0.2153     0.2893     0.2593     0.2853     0.3582     0.4338     0.5436     0.5627     0.6016      0.7119     0.8190
   8       0.2202     0.2913     0.2680     0.3182     0.4364     0.5484     0.6962     0.6923     0.7053      0.7658     0.8343
   9       0.2251     0.2933     0.2961     0.3607     0.5141     0.6540     0.8295     0.8050     0.7941      0.8081     0.8361
  10       0.2537     0.2952     0.3413     0.4110     0.5782     0.7287     0.9095     0.8733     0.8483      0.8319     0.8376
  11       0.3080     0.3790     0.4185     0.4797     0.6300     0.7662     0.9074     0.8729     0.8454      0.8303     0.8223
  12       0.3933     0.5028     0.5257     0.5679     0.6808     0.7853     0.9031     0.8705     0.8416      0.8066     0.7911
  13       0.4894     0.6380     0.6408     0.6597     0.7260     0.7872     0.8558     0.8317     0.8068      0.7729     0.7544
  14       0.5773     0.7565     0.7416     0.7393     0.7616     0.7877     0.8047     0.7897     0.7695      0.7401     0.7221
  15       0.6375     0.8279     0.8046     0.7898     0.7830     0.7840     0.7676     0.7594     0.7442      0.7201     0.7039
  16       0.6425     0.8309     0.8133     0.7974     0.7788     0.7715     0.7438     0.7396     0.7289      0.7221     0.7081
  17       0.6470     0.8321     0.8204     0.8039     0.7742     0.7483     0.7203     0.7190     0.7151      0.7244     0.7125
  18       0.6515     0.7953     0.7965     0.7852     0.7533     0.7208     0.6998     0.7010     0.7070      0.7267     0.7282
  19       0.6560     0.7501     0.7638     0.7591     0.7297     0.6951     0.6842     0.6933     0.7026      0.7290     0.7453
  20       0.6589     0.7074     0.7307     0.7326     0.7093     0.6775     0.6811     0.6922     0.7067      0.7360     0.7606
  21       0.6337     0.6636     0.6921     0.7006     0.6904     0.6759     0.6822     0.6954     0.7146      0.7430     0.7709
  22       0.5942     0.6079     0.6408     0.6578     0.6685     0.6741     0.6885     0.7162     0.7374      0.7577     0.7815
  23       0.5496     0.5499     0.5865     0.6128     0.6471     0.6724     0.7034     0.7417     0.7646      0.7749     0.7930
  24       0.5073     0.4977     0.5385     0.5741     0.6294     0.6706     0.7186     0.7662     0.7916      0.7957     0.8103
  25       0.4758     0.4607     0.5059     0.5512     0.6272     0.6729     0.7278     0.7840     0.8140      0.8200     0.8360
  26       0.4547     0.4525     0.5052     0.5505     0.6252     0.6751     0.7369     0.7930     0.8264      0.8437     0.8672
  27       0.4398     0.4455     0.5054     0.5512     0.6324     0.6822     0.7455     0.8033     0.8404      0.8667     0.9016
  28       0.4317     0.4384     0.5056     0.5652     0.6397     0.6903     0.7553     0.8149     0.8523      0.8950     0.9440
  29       0.4253     0.4314     0.5058     0.5840     0.6489     0.6995     0.7661     0.8278     0.8749      0.9348     0.9985
  30       0.4244     0.4307     0.5060     0.6040     0.6600     0.7100     0.7780     0.8420     0.9160      0.9920     1.0700
  31       0.4280     0.4314     0.5223     0.6281     0.6880     0.7455     0.8173     0.8912     0.9756      1.0672     1.1591
  32       0.4350     0.4386     0.5434     0.6552     0.7215     0.7898     0.8659     0.9529     1.0482      1.1564     1.2627
  33       0.4478     0.4526     0.5707     0.6884     0.7627     0.8436     0.9250     1.0272     1.1338      1.2588     1.3798
  34       0.4610     0.4738     0.6058     0.7303     0.8142     0.9081     0.9960     1.1135     1.2324      1.3736     1.5093
  35       0.4720     0.5040     0.6500     0.7840     0.8780     0.9840     1.0800     1.2120     1.3440      1.5000     1.6500
  36       0.4842     0.5465     0.7075     0.8542     0.9587     1.0749     1.1800     1.3233     1.4671      1.6326     1.7929
  37       0.4984     0.6000     0.7773     0.9389     1.0547     1.1802     1.2953     1.4475     1.6017      1.7719     1.9386
  38       0.5135     0.6597     0.8533     1.0310     1.1594     1.2945     1.4213     1.5835     1.7500      1.9261     2.1008
  39       0.5284     0.7206     0.9295     1.1231     1.2660     1.4129     1.5537     1.7301     1.9141      2.1034     2.2934
  40       0.5420     0.7780     1.0000     1.2080     1.3680     1.5300     1.6880     1.8860     2.0960      2.3120     2.5300
  41       0.5740     0.8255     1.0592     1.2775     1.4544     1.6343     1.8128     2.0417     2.2890      2.5493     2.8122
  42       0.6118     0.8665     1.1054     1.3299     1.5296     1.7292     1.9310     2.1979     2.4918      2.8100     3.1309
  43       0.6559     0.9104     1.1494     1.3847     1.6100     1.8320     2.0598     2.3691     2.7144      3.0977     3.4836
  44       0.7071     0.9664     1.2132     1.4605     1.7120     1.9605     2.2164     2.5696     2.9671      3.4165     3.8681

Duration/
 Issue                                                                     Attained
  Age        11           12           13           14         Ultimate       Age
   0       0.3100       0.3560       0.4260       0.5960        0.7473        15
   1       0.3412       0.3763       0.4350       0.5997        0.9330        16
   2       0.4754       0.4900       0.5259       0.6501        0.8917        17
   3       0.6562       0.6471       0.6558       0.7232        0.8614        18
   4       0.8272       0.7975       0.7818       0.7947        0.8415        19
   5       0.9321       0.8912       0.8611       0.8400        0.8440        20
   6       0.9395       0.9183       0.8575       0.8404        0.8440        21
   7       0.9467       0.9152       0.8539       0.8402        0.8440        22
   8       0.9131       0.8936       0.8503       0.8399        0.8440        23
   9       0.8726       0.8653       0.8468       0.8398        0.8440        24
  10       0.8408       0.8422       0.8432       0.8338        0.8440        25
  11       0.8134       0.8196       0.8274       0.8280        0.8440        26
  12       0.7803       0.7896       0.8047       0.8201        0.8440        27
  13       0.7473       0.7590       0.7811       0.8122        0.8440        28
  14       0.7204       0.7343       0.7624       0.8060        0.8440        29
  15       0.7150       0.7319       0.7613       0.8041        0.8440        30
  16       0.7093       0.7291       0.7601       0.8076        0.8440        31
  17       0.7248       0.7481       0.7752       0.8154        0.8440        32
  18       0.7469       0.7736       0.7959       0.8293        0.8560        33
  19       0.7696       0.7996       0.8187       0.8469        0.8680        34
  20       0.7884       0.8200       0.8400       0.8680        0.8900        35
  21       0.7958       0.8303       0.8604       0.8948        0.9220        36
  22       0.8053       0.8419       0.8795       0.9245        0.9620        37
  23       0.8163       0.8516       0.9026       0.9604        1.0200        38
  24       0.8289       0.8707       0.9350       1.0058        1.0880        39
  25       0.8580       0.9060       0.9820       1.0640        1.1640        40
  26       0.8988       0.9566       1.0413       1.1308        1.2520        41
  27       0.9474       1.0179       1.1096       1.2039        1.3400        42
  28       1.0063       1.0910       1.1899       1.2897        1.4320        43
  29       1.0777       1.1773       1.2856       1.3944        1.5320        44
  30       1.1640       1.2780       1.4000       1.5240        1.6580        45
  31       1.2649       1.3911       1.5310       1.6778        1.8120        46
  32       1.3787       1.5156       1.6764       1.8516        2.0160        47
  33       1.5060       1.6549       1.8393       2.0467        2.2560        48
  34       1.6476       1.8120       2.0228       2.2644        2.5400        49
  35       1.8040       1.9900       2.2300       2.5060        2.8400        50
  36       1.9629       2.1767       2.4462       2.7521        3.1700        51
  37       2.1239       2.3697       2.6693       3.0018        3.5020        52
  38       2.3055       2.5879       2.9214       3.2843        3.8140        53
  39       2.5260       2.8497       3.2243       3.6286        4.1360        54
  40       2.8040       3.1740       3.6000       4.0640        4.5360        55
  41       3.1491       3.5689       4.0580       4.6052        5.0460        56
  42       3.5491       4.0221       4.5835       5.2329        5.7280        57
  43       3.9894       4.5211       5.1626       5.9248        6.5760        58
  44       4.4552       5.0532       5.7808       6.6586        7.5480        59

                               Blended Non Smoker

Duration/
 Issue
  Age         0          1          2          3          4          5          6          7          8          9          10
  45       0.7660     1.0440     1.3060     1.5720     1.8520     2.1320     2.4180     2.8140     3.2600      3.7700     4.2820
  46       0.8340     1.1471     1.4259     1.7145     2.0266     2.3472     2.6670     3.1032     3.5906      4.1493     4.7100
  47       0.9106     1.2694     1.5642     1.8770     2.2251     2.5947     2.9519     3.4276     3.9521      4.5519     5.1536
  48       0.9938     1.4050     1.7236     2.0667     2.4522     2.8731     3.2692     3.7856     4.3483      4.9912     5.6359
  49       1.0816     1.5485     1.9066     2.2906     2.7129     3.1813     3.6151     4.1756     4.7830      5.4808     6.1797
  50       1.1720     1.6940     2.1160     2.5560     3.0120     3.5180     3.9860     4.5960     5.2600      6.0340     6.8080
  51       1.2620     1.8388     2.3576     2.8730     3.3557     3.8822     4.3764     5.0385     5.7706      6.6463     7.5186
  52       1.3528     1.9868     2.6296     3.2369     3.7406     4.2749     4.7888     5.5043     6.3124      7.3088     8.2963
  53       1.4491     2.1420     2.9232     3.6323     4.1576     4.6973     5.2313     6.0056     6.8982      8.0283     9.1442
  54       1.5553     2.3084     3.2296     4.0438     4.5978     5.1512     5.7123     6.5548     7.5411      8.8118    10.0657
  55       1.6760     2.4900     3.5400     4.4560     5.0520     5.6380     6.2400     7.1640     8.2540      9.6660    11.0640
  56       1.8066     2.6876     3.8667     4.8866     5.5301     6.1608     6.8095     7.8189     9.0105     10.5523    12.0843
  57       1.9443     2.8984     4.2156     5.3458     6.0380     6.7185     7.4152     8.5111     9.8021     11.4660    13.1244
  58       2.0955     3.1215     4.5682     5.8072     6.5610     7.3068     8.0646     9.2624    10.6682     12.4654    14.2666
  59       2.2672     3.3557     4.9059     6.2440     7.0846     7.9207     8.7651    10.0948    11.6484     13.6087    15.5931
  60       2.4660     3.6000     5.2100     6.6300     7.5940     8.5560     9.5240    11.0300    12.7820     14.9540    17.1860
  61       2.6964     3.8404     5.4292     6.8871     8.0075     9.1267    10.2520    11.9835    13.9950     16.4364    19.0085
  62       2.9540     4.0776     5.5758     7.0332     8.3348     9.6360    10.9440    12.9410    15.2610     18.0170    21.0058
  63       3.2320     4.3325     5.7270     7.1848     8.6986    10.2124    11.7343    14.0289    16.6914     19.7934    23.2332
  64       3.5236     4.6263     5.9600     7.4589     9.2215    10.9849    12.7569    15.3737    18.3973     21.8632    25.7461
  65       3.8220     4.9800     6.3520     7.9720    10.0260    12.0820    14.1460    17.1020    20.4900     24.3240    28.6000
  66       4.1163     5.3699     6.8920     8.7288    11.1427    13.5604    15.9783    19.2839    23.0203     27.1880    31.7456
  67       4.4109     5.7820     7.5286     9.6515    12.4900    15.3343    18.1646    21.8351    25.9140     30.3901    35.1459
  68       4.7224     6.2518     8.2782    10.7332    14.0219    17.3188    20.5894    24.6503    29.0950     33.9120    38.8750
  69       5.0672     6.8146     9.1572    11.9670    15.6925    19.4290    23.1377    27.6243    32.4871     37.7355    43.0063
  70       5.4620     7.5060    10.1820    13.3460    17.4560    21.5800    25.6940    30.6520    36.0140     41.8420    47.6140
  71       5.9009     8.3109    11.3243    14.8287    19.2596    23.7051    28.1759    33.6381    39.5694     46.1107    52.5634
  72       6.3730     9.2060    12.5732    16.4194    21.1339    25.8608    30.6601    36.6528    43.2039     50.5537    57.8054
  73       6.8869    10.2133    13.9711    18.1809    23.1579    28.1474    33.2706    39.8388    47.0773     55.3526    63.5415
  74       7.4510    11.3552    15.5605    20.1756    25.4109    30.6650    36.1313    43.3389    51.3494     60.6889    69.9738
  75       8.0740    12.6540    17.3840    22.4660    27.9720    33.5140    39.3660    47.2960    56.1800     66.7440    77.3040
  76       8.8622    14.3938    19.8529    25.5602    31.3516    37.2232    43.5578    52.4334    62.4728     74.7136    87.0586
  77       9.6503    16.1335    22.3218    28.6545    34.7313    40.9325    47.7496    57.5707    68.7657     82.6833    96.8132
  78      10.4385    17.8733    24.7907    31.7487    38.1109    44.6417    51.9414    62.7081    75.0585     90.6529   106.5678
  79      11.2266    19.6131    27.2596    34.8430    41.4906    48.3509    56.1332    67.8455    81.3514     98.6226   116.3225
  80      12.0148    21.3529    29.7285    37.9372    44.8702    52.0601    60.3250    72.9828    87.6442    106.5922   126.0771

Duration/
 Issue                                                                     Attained
  Age         11           12           13           14        Ultimate       Age
  45       4.9320       5.6060       6.4240       7.4120        8.5760        60
  46       5.3914       6.1552       7.0717       8.1664        9.5920        61
  47       5.8433       6.7090       7.7332       8.9367       10.5520        62
  48       6.3300       7.3041       8.4396       9.7507       11.4460        63
  49       6.8941       7.9769       9.2215      10.6365       12.3240        64
  50       7.5780       8.7640      10.1100      11.6220       13.2660        65
  51       8.3853       9.6559      11.0778      12.6590       14.3480        66
  52       9.2876      10.6282      12.1045      13.7288       15.5620        67
  53      10.2797      11.6952      13.2305      14.9037       16.8420        68
  54      11.3562      12.8711      14.4968      16.2560       18.2280        69
  55      12.5120      14.1700      15.9440      17.8580       19.8380        70
  56      13.6718      15.5104      17.4878      19.6248       21.7820        71
  57      14.8392      16.8829      19.1009      21.5083       24.0960        72
  58      16.1268      18.4098      20.9099      23.6355       26.6800        73
  59      17.6475      20.2134      23.0414      26.1338       29.5740        74
  60      19.5140      22.4160      25.6220      29.1300       32.8880        75
  61      21.7218      25.0016      28.6123      32.5520       36.7420        76
  62      24.1957      27.8883      31.9280      36.3148       41.1740        77
  63      26.9426      31.1009      35.6279      40.5271       46.0780        78
  64      29.9691      34.6632      39.7710      45.2973       51.4940        79
  65      33.2820      38.6000      44.4160      50.7340       57.5300        80
  66      36.7717      42.7824      49.4236      56.6934       64.3260        81
  67      40.4336      47.1943      54.7547      63.1032       71.9420        82
  68      44.4324      52.0285      60.6181      70.1789       80.3300        83
  69      48.9323      57.4780      67.2228      78.1361       89.4620        84
  70      54.0980      63.7360      74.7780      87.1900      100.1500        85
  71      59.7885      70.6248      83.0584      97.3522      112.8940        86
  72      65.8939      78.0160      91.9249     108.4790      126.9500        87
  73      72.6260      86.1757     101.7148     120.5534      141.8100        88
  74      80.1962      95.3696     112.7660     133.5580      156.9340        89
  75      88.8160     105.8640     125.4160     147.4760      172.0920        90
  76     100.3025     119.9050     142.4123     164.1566      187.5020        91
  77     111.7891     133.9460     159.4086     180.8371      203.2820        92
  78     123.2756     147.9870     176.4049     197.5177      219.3060        93
  79     134.7622     162.0280     193.4012     214.1982      235.4440        94
  80     146.2487     176.0690     210.3975     230.8788      251.3600        95
                                                              267.1320        96
                                                              283.3400        97
                                                              299.9920        98
                                                              317.0720        99
                                                              350.5000       100
                                                              414.7060       101
                                                              508.0080       102
                                                              643.5640       103
                                                              813.1800       104
                                                            1,000.0000       105
                                                            1,000.0000       106
                                                            1,000.0000       107
                                                            1,000.0000       108
                                                            1,000.0000       109
                                                            1,000.0000       110

                               Blended Non Smoker

                                                                          Attained
                                                             Ultimate        Age
                                                            1,000.0000       111
                                                            1,000.0000       112
                                                            1,000.0000       113
                                                            1,000.0000       114
                                                            1,000.0000       115
                                                            1,000.0000       116
                                                            1,000.0000       117
                                                            1,000.0000       118
                                                            1,000.0000       119

                                 Blended Smoker

91 Bragg, Blended Smoker
Assumes 80% Male, 20% Female

Duration/
 Issue
  Age         0          1           2         3          4          5          6          7          8           9          10
   0       1.5832     0.9166     0.6448     0.5769     0.5090     0.4449     0.4261      0.3846     0.3770     0.3770      0.3958
   1       1.4270     0.8156     0.5596     0.4957     0.4289     0.3826     0.4190      0.3341     0.3449     0.3864      0.4402
   2       1.1747     0.7016     0.4914     0.4386     0.3770     0.3460     0.4224      0.3343     0.3741     0.4791      0.5844
   3       0.8862     0.5889     0.4397     0.4024     0.3517     0.3355     0.4326      0.3738     0.4443     0.6166      0.7759
   4       0.6210     0.4917     0.4035     0.3841     0.3513     0.3512     0.4457      0.4415     0.5357     0.7607      0.9624
   5       0.4389     0.4270     0.3841     0.3872     0.3742     0.3934     0.4577      0.5257     0.6279     0.8732      1.0912
   6       0.3605     0.4270     0.3698     0.3903     0.4296     0.4883     0.5917      0.6481     0.7358     0.9564      1.1511
   7       0.3185     0.4299     0.3743     0.4145     0.5183     0.6304     0.7865      0.8158     0.8729     1.0358      1.1847
   8       0.3242     0.4327     0.3810     0.4568     0.6270     0.7922     1.0010      0.9972     1.0168     1.1079      1.2014
   9       0.3299     0.4355     0.4245     0.5202     0.7418     0.9466     1.1942      1.1604     1.1454     1.1681      1.2104
  10       0.3769     0.4383     0.5064     0.6078     0.8492     1.0661     1.3213      1.2705     1.2338     1.2157      1.2198
  11       0.4734     0.5995     0.6566     0.7437     0.9598     1.1522     1.3271      1.3300     1.2855     1.2461      1.2235
  12       0.6223     0.8377     0.8688     0.9259     1.0883     1.2231     1.3239      1.3511     1.3073     1.2628      1.2249
  13       0.7881     1.0987     1.0978     1.1175     1.2104     1.2767     1.3194      1.3385     1.3013     1.2682      1.2242
  14       0.9356     1.3282     1.2985     1.2835     1.3092     1.3106     1.3162      1.3263     1.2959     1.2598      1.2220
  15       1.0289     1.4720     1.4239     1.3872     1.3660     1.3054     1.3160      1.3000     1.2760     1.2540      1.2170
  16       1.0351     1.5130     1.4654     1.3924     1.3685     1.3028     1.2764      1.2608     1.2422     1.2326      1.2099
  17       1.0393     1.4871     1.4471     1.3936     1.3292     1.2518     1.2170      1.1984     1.1854     1.1947      1.1919
  18       0.9972     1.4203     1.3928     1.3392     1.2665     1.1857     1.1496      1.1270     1.1200     1.1508      1.1721
  19       0.9492     1.3387     1.3245     1.2738     1.1990     1.1214     1.0857      1.0608     1.0607     1.1111      1.1558
  20       0.9140     1.2680     1.2640     1.2180     1.1463     1.0720     1.0393      1.0140     1.0220     1.0860      1.1486
  21       0.8914     1.2012     1.2038     1.1670     1.1012     1.0377     1.0050      1.0129     1.0324     1.0988      1.1483
  22       0.8691     1.1210     1.1293     1.1042     1.0524     1.0070     0.9794      1.0142     1.0453     1.1148      1.1562
  23       0.8470     1.0380     1.0518     1.0396     1.0080     0.9838     0.9639      1.0174     1.0601     1.1329      1.1651
  24       0.8257     0.9628     0.9825     0.9835     0.9742     0.9716     0.9716      1.0215     1.0759     1.1523      1.2003
  25       0.8060     0.9060     0.9336     0.9460     0.9580     0.9802     0.9800      1.0260     1.0920     1.1720      1.2680
  26       0.7843     0.8700     0.9023     0.9526     0.9618     0.9885     1.0140      1.0790     1.1611     1.2604      1.3729
  27       0.7615     0.8439     0.8818     0.9593     0.9656     1.0115     1.0622      1.1483     1.2485     1.3746      1.5080
  28       0.7398     0.8298     0.8800     0.9672     0.9888     1.0486     1.1266      1.2352     1.3544     1.5101      1.6661
  29       0.7225     0.8276     0.8867     0.9777     1.0303     1.1051     1.2099      1.3407     1.4788     1.6620      1.8398
  30       0.7158     0.8282     0.9020     0.9920     1.0940     1.1860     1.3140      1.4660     1.6220     1.8260      2.0220
  31       0.7167     0.8348     0.9367     1.0560     1.1818     1.2951     1.4421      1.6136     1.7841     1.9964      2.2028
  32       0.7257     0.8485     0.9838     1.1382     1.2909     1.4288     1.5928      1.7828     1.9652     2.1765      2.3871
  33       0.7385     0.8656     1.0461     1.2387     1.4187     1.5818     1.7614      1.9697     2.1647     2.3744      2.5895
  34       0.7665     0.9024     1.1265     1.3579     1.5626     1.7487     1.9433      2.1707     2.3824     2.5982      2.8250
  35       0.8100     0.9600     1.2280     1.4960     1.7200     1.9240     2.1340      2.3820     2.6180     2.8560      3.1080
  36       0.8692     1.0414     1.3543     1.6553     1.8882     2.1005     2.3228      2.5896     2.8570     3.1364      3.4276
  37       0.9418     1.1432     1.5032     1.8356     2.0691     2.2819     2.5127      2.7959     3.0996     3.4340      3.7737
  38       1.0275     1.2606     1.6696     2.0334     2.2663     2.4789     2.7198      3.0220     3.3676     3.7658      4.1635
  39       1.1257     1.3891     1.8477     2.2453     2.4840     2.7027     2.9602      3.2890     3.6825     4.1495      4.6132
  40       1.2360     1.5240     2.0320     2.4680     2.7260     2.9640     3.2500      3.6180     4.0660     4.6020      5.1400
  41       1.3632     1.6604     2.2146     2.6919     2.9853     3,2580     3.5879      4.0144     4.5303     5.1435      5.7777
  42       1.5075     1.8013     2.3992     2.9193     3.2595     3.5773     3.9630      4.4641     5.0609     5.7626      6.5152
  43       1.6618     1.9541     2.5976     3.1644     3.5586     3.9293     4.3776      4.9590     5.6396     6.4290      7.3016
  44       1.8191     2.1266     2.8219     3.4412     3.8934     4,3218     4.8332      5.4910     6.2480     7.1129      8.0855
  45       1.9720     2.3260     3.0840     3.7640     4.2740     4.7620     5.3320      6.0520     6.8680     7.7840      8.8160
  46       2.1056     2.5426     3.3755     4.1279     4.7040     5.2631     5.8903      6.6539     7.5003     8.4226      9.4472
  47       2.2246     2.7714     3.6884     4.5235     5.1764     5.8203     6.5067      7.3019     8.1571     9.0488     10.0131

Duration/
 Issue                                                                     Attained
  Age        11           12           13           14         Ultimate       Age
   0       0.4599       0.5278       0.6297       0.8751        1.0930        15
   1       0.5429       0.5949       0.6807       0.8998        1.3561        16
   2       0.7406       0.7631       0.8159       0.9748        1.2975        17
   3       0.9863       0.9745       0.9880       1.0726        1.2546        18
   4       1.2133       1.1717       1.1499       1.1656        1.2265        19
   5       1.3548       1.2968       1.2542       1.2264        1.2300        20
   6       1.3606       1.3328       1.2490       1.2270        1.2300        21
   7       1.3664       1.3234       1.2438       1.2277        1.2300        22
   8       1.3142       1.2890       1.2386       1.2283        1.2300        23
   9       1.2581       1.2502       1.2333       1.2290        1.2300        24
  10       1.2241       1.2274       1.2277       1.2295        1.2300        25
  11       1.2208       1.2234       1.2234       1.2294        1.2300        26
  12       1.2172       1.2194       1.2188       1.2292        1.2300        27
  13       1.2144       1.2167       1.2156       1.2284        1.2300        28
  14       1.2126       1.2155       1.2138       1.2270        1.2300        29
  15       1.2104       1.2171       1.2138       1.2281        1.2300        30
  16       1.2091       1.2201       1.2147       1.2313        1.2300        31
  17       1.2074       1.2261       1.2195       1.2405        1.2440        32
  18       1.2058       1.2320       1.2254       1.2507        1.2840        33
  19       1.2042       1.2380       1.2454       1.2793        1.3320        34
  20       1.2062       1.2440       1.2840       1.3320        1.4000        35
  21       1.2169       1.2771       1.3383       1.4091        1.4960        36
  22       1.2395       1.3157       1.4039       1.5049        1.6120        37
  23       1.2635       1.3678       1.4853       1.6192        1.7600        38
  24       1.3137       1.4413       1.5866       1.7517        1.9360        39
  25       1.3960       1.5440       1.7120       1.9020        2.1240        40
  26       1.5146       1.6786       1.8611       2.0655        2.3240        41
  27       1.6628       1.8400       2.0310       2.2425        2.5360        42
  28       1.8341       2.0240       2.2225       2.4398        2.7360        43
  29       2.0219       2.2267       2.4366       2.6646        2.9480        44
  30       2.2200       2.4440       2.6740       2.9240        3.1980        45
  31       2.4163       2.6624       2.9209       3.2045        3.4920        46
  32       2.6151       2.8847       3.1766       3.5013        3.8480        47
  33       2.8343       3.1311       3.4620       3.8346        4.2560        48
  34       3.0920       3.4221       3.7982       4.2248        4.7160        49
  35       3.4060       3.7780       4.2060       4.6920        5.2240        50
  36       3.7662       4.1913       4.6818       5.2382        5.8140        51
  37       4.1606       4.6484       5.2117       5.8500        6.4840        52
  38       4.6044       5.1606       5.8011       6.5242        7.2440        53
  39       5.1131       5.7394       6.4554       7.2580        8.0720        54
  40       5.7020       6.3960       7.1800       8.0480        8.9660        55
  41       6.4124       7.1642       7.9925       8.8868        9.9120        56
  42       7.2342       8.0363       8.8893       9.7763       10.8860        57
  43       8.1053       8.9620       9.8439      10.7281       11.8540        58
  44       8.9633       9.8907      10.8303      11.7536       12.8680        59
  45       9.7460      10.7720      11.8220      12.8640       13.9880        60
  46      10.3813      11.5360      12.7579      14.0165       15.3040        61
  47      10.9105      12.2165      13.6557      15.2035       16.8420        62

                                 Blended Smoker

Duration/
Issue
  Age        0          1           2         3          4          5          6          7          8           9          10
  48       2.3517     3.0271     4.0354     4.9579     5.6860     6.4136     7.1569      7.9785     8.8371     9.6923     10.5826
  49       2.5093     3.3244     4.4291     5.4383     6.2276     7.0234     7.8161      8.6657     9.5392    10.3828     11.2246
  50       2.7200     3.6780     4.8820     5.9720     6.7960     7.6300     8.4600      9.3460    10.2620    11.1500     12.0080
  51       2.9857     4.1025     5.4128     6.5741     7.3878     8.2103     9.0562      9.9728    10.9506    11.9381     12.8634
  52       3.2913     4.5883     6.0130     7.2399     8.0064     8.7776     9.6210     10.5579    11.6057    12.7272     13.7451
  53       3.6341     5.1130     6.6549     7.9464     8.6570     9.3661    10.2029     11.1711    12.3099    13.6011     14.7569
  54       4.0113     5.6550     7.3105     8.6708     9.3445    10.0108    10.8504     11.8819    13.1458    14.6441     16.0026
  55       4.4200     6.1920     7.9520     9.3900    10.0740    10.7460    11.6120     12.7600    14.1960    15.9400     17.5860
  56       4.8709     6.7124     8.5690    10.0976    10.8508    11.5892    12.5015     13.8325    15.4970    17.5203     19.5687
  57       5.3656     7.2311     9.1801    10.8088    11.6713    12.5172    13.4865     15.0528    16.9939    19.3289     21.8812
  58       5.8887     7.7652     9.8008    11.5335    12.5280    13.5040    14.5464     16.3805    18.6317    21.3188     24.4317
  59       6.4240     8.3324    10.4469    12.2813    13.4128    14.5236    15.6604     17.7751    20.3554    23.4428     27.1280
  60       6.9560     8.9500    11.1340    13.0620    14.3180    15.5500    16.8080     19.1960    22.1100    25.6540     29.8780
  61       7.4486     9.6104    11.8548    13.8566    15.1962    16.4645    17.8454     20.4936    23.7627    27.9001     32.6771
  62       7.9122    10.3020    12.5988    14.6588    16.0528    17.2847    18.7864     21.6949    25.3500    30.2127     35.5868
  63       8.4010    11.0363    13.3771    15.4967    16.9584    18.1881    19.8466     23.0244    27.0714    32.6697     38.6139
  64       8.9690    11.8245    14.2005    16.3990    17.9846    19.3527    21.2412     24.7067    29.1263    35.3495     41.7653
  65       9.6700    12.6780    15.0800    17.3940    19.2020    20.9560    23.1860     26.9660    31.7140    38.3300     45.0480
  66      10.5252    13.5640    15.9291    18.3750    20.5247    23.0395    25.7643     29.8805    34.8719    41.5236     48.2748
  67      11.4984    14.4751    16.7403    19.3233    21.9051    25.4847    28.8325     33.3005    38.4671    44.8782     51.4411
  68      12.5583    15.4601    17.6437    20.3985    23.4726    28.2295    32.2653     37.1090    42.4435    48.5254     54.8277
  69      13.6733    16.5688    18.7689    21.7608    25.3565    31.2119    35.9375     41.1892    46.7451    52.5968     58.7151
  70      14.8120    17.8500    20.2460    23.5700    27.6860    34.3700    39.7240     45.4240    51.3160    57.2240     63.3840
  71      15.9497    19.2917    22.0699    25.8129    30.4277    37.6250    43.5151     49.6955    56.0437    62.3299     68.7930
  72      17.1075    20.8610    24.1541    28.3829    33.4952    41.0182    47.3944     54.0815    60.9656    67.8267     74.7550
  73      18.3221    22.5763    26.5060    31.2999    36.9390    44.6677    51.5261     58.7593    66.2502    73.8302     81.3321
  74      19.6307    24.4558    29.1329    34.5837    40.8091    48.6917    56.0745     63.9057    72.0662    80.4560     88.5865
  75      21.0700    26.5180    32.0420    38.2540    45.1560    53.2080    61.2040     69.6980    78.5820    87.8200     96.5800
  76      22.8523    29.1037    35.7882    43.0577    50.8659    59.0442    67.8576     77.1915    86.9728    97.2439    106.7086
  77      24.6346    31.6893    39.5345    47.8614    56.5758    64.8804    74.5112     84.6850    95.3636   106.6678    116.8372
  78      26.4170    34.2750    43.2807    52.6650    62.2858    70.7166    81.1648     92.1785   103.7544   116.0917    126.9658
  79      28.1993    36.8607    47.0269    57.4687    67.9957    76.5528    87.8184     99.6720   112.1453   125.5156    137.0944
  80      29.9816    39.4463    50.7732    62.2724    73.7056    82.3891    94.4721    107.1655   120.5361   134.9396    147.2230

Duration/
  Issue                                                                      Attained
   Age         11           12           13           14         Ultimate       Age
    48      11.4421      12.9181      14.6069      16.4893       18.5700        63
    49      12.0845      13.7457      15.7031      17.9387       20.4640        64
    50      12.9460      14.8040      17.0360      19.6160       22.5540        65
    51      13.9662      16.0316      18.5548      21.4853       24.8360        66
    52      15.0728      17.3585      20.1985      23.5034       27.3120        67
    53      16.3566      18.8770      22.0431      25.7246       29.9620        68
    54      17.9080      20.6794      24.1648      28.2027       32.7980        69
    55      19.8180      22.8580      26.6400      30.9920       35.8560        70
    56      22.1541      25.4777      29.5183      34.1205       39.1720        71
    57      24.8557      28.4770      32.7491      37.5521       42.7700        72
    58      27.8216      31.7584      36.2575      41.2446       46.6380        73
    59      30.9502      35.2245      39.9687      45.1560       50.7560        74
    60      34.1400      38.7780      43.8080      49.2440       55.1160        75
    61      37.4360      42.4636      47.7984      53.4910       59.7140        76
    62      40.9059      46.3465      51.9898      57.9253       64.5120        77
    63      44.4821      50.3592      56.3475      62.5731       69.4800        78
    64      48.0972      54.4342      60.8371      67.4606       74.6620        79
    65      51.6840      58.5040      65.4240      72.6140       80.1660        80
    66      54.9404      62.2388      69.7508      77.6736       86.1180        81
    67      57.9116      65.6835      73.8405      82.6218       92.5100        82
    68      61.0501      69.3329      78.2292      87.9983       99.2300        83
    69      64.8087      73.6821      83.4531      94.3431      106.3340        84
    70      69.6400      79.2260      90.0480     102.1960      115.5500        85
    71      75.5340      85.9481      97.9735     111.7626      127.7680        86
    72      82.1888      93.5184     106.8724     122.6833      141.5280        87
    73      89.6197     101.9617     116.8053     134.6492      155.9880        88
    74      97.8417     111.3026     127.8329     147.3517      170.2920        89
    75     106.8700     121.5660     140.0160     160.4820      183.8720        90
    76     118.2970     134.5637     155.5846     175.3075      196.8200        91
    77     129.7240     147.5615     171.1533     190.1330      209.6340        92
    78     141.1509     160.5592     186.7219     204.9586      222.7340        93
    79     152.5779     173.5569     202.2906     219.7841      236.5100        94
    80     164.0049     186.5547     217.8592     234.6096      251.3600        95
                                                                267.1320        96
                                                                283.3400        97
                                                                299.9920        98
                                                                317.0720        99
                                                                350.5000       100
                                                                414.7060       101
                                                                508.0080       102
                                                                643.5640       103
                                                                813.1800       104
                                                              1,000.0000       105
                                                              1,000.0000       106
                                                              1,000.0000       107
                                                              1,000.0000       108
                                                              1,000.0000       109
                                                              1,000.0000       110
                                                              1,000.0000       111
                                                              1,000.0000       112
                                                              1,000.0000       113
                                                              1,000.0000       114
                                                              1,000.0000       115
                                                              1,000.0000       116

                                 Blended Smoker

                                                                            Attained
                                                               Ultimate        Age
                                                              1,000.0000       117
                                                              1,000.0000       118
                                                              1,000.0000       119

                                    EXHIBIT V
                                    ---------

                     ACCIDENTAL DEATH REINSURANCE PREMIUMS

                                 Not Applicable

--------------------------------------------------------------------------------
             [LOGO OF MARC-LIFE MUNICH RE GROUP]  MARC-LIFE
                                                  MUNICH RE GROUP
--------------------------------------------------------------------------------

                                   EXHIBIT VI
                                   ----------

                             LIST OF RISKS REINSURED

                                 Universal Life
                                 --------------

A "List of Risks Reinsured," showing all renewing policies, should be prepared and submitted monthly, quarterly, or annually according to the terms of the agreement. At least once a year at the end of each year, the Ceding Company must submit a list showing ALL risks reinsured under this agreement. Premiums due should be included only for the period being reported. The information required to be shown on such lists is set out below.

   A.  Policy number
   B. Name of insured (minimum is surname and first initial; prefer to have first name and middle initial as well.)
   C.  Sex
   D.  Date of birth (month, day, year)
   E.  Issue age
*  F.  Attained age
   G. Policy date (month, day, year) or date of increase/decrease in specified amount
   H.  Transaction code (in force)
       1.  First year, newly reported (i.e., new business)
       2. First year, previously reported (i.e., renewal business in first policy year)
       3.  Renewal
   I. Substandard rating (table, mortality percentage, flat extra amount and duration. Show multiple of standard for ADB or WPD.)
   J.  Plan or plan code (if more than one plan is covered by the agreement)
   K.  Underwriting class (smoker, nonsmoker, preferred, etc.)
   L.  Specified amount issued (life, ADB, WPD)
   M. Death benefit option (i.e., cash value is included in specified amount or additional to specified amount)
*  N.  Current death benefit (under original policy)
*  O.  Cost of insurance (under original policy)
   P.  Proportion reinsured this policy
   Q.  Reinsurance death benefit (or amount reinsured if ADB or WPD)
   R.  Reinsurance premium (life, ADB, WPD)
*  S.  Net cash amount due MARC-Life (life, ADB, WPD)
*  T.  Automatic or facultative

   * Desirable but not required

--------------------------------------------------------------------------------
             [LOGO OF MARC-LIFE MUNICH RE GROUP]  MARC-LIFE
                                                  MUNICH RE GROUP
--------------------------------------------------------------------------------

                                    EXHIBIT VI
                                    ----------
                                   (CONTINUED)

There should be separate subtotals for all items listed below. Each subtotal should include

Policy count                  (life-separately for new business, renewals,
                              and combined)
Reinsurance death benefit     (separately for new business, renewals, and
                              combined)
Reinsurance premium           (separately for first year, renewals and combined)
Net amount due MARC-Life      (separately for first year, renewals and combined)

It is not necessary to adhere strictly to the set of transaction codes shown above as long as the appropriate subtotals and totals can be provided.

The various policy details including Reinsurance Death Benefit and proportion reinsured for this policy shown on the "List of Risks Reinsured" should correspond to the in force after any changes reported concurrently on the "List of Amendments." We need a grand total each reporting period for policy count in force and Reinsurance Death Benefit in force (separately for new business, renewals, and combined). A separate total of ADB in force is needed. This need not be separated into new business and renewals.

A grand total of reinsurance premium and net amount due MARC-Life, including all in force and amendments, should be shown (separately for first year, renewals, and combined categories). Separate totals should be provided for life, ADB, and WPD. This may be shown on the "List of Risks Reinsured" or may be included in a separate summary.

Where premiums for more than one period are being reported on a single list, the basic identification (policy number, name of insured, sex, date of birth, age, and policy date) need be shown only one time on the first line for the policy. Subsequent lines should each relate to a different period and the period involved should be indicated.

Although an increase or decrease in specified amount will not, as a rule, result in the issuance of a new policy, the amount of such increase or decrease should be reported separately from the base specified amount so that differences in premium rates can be reflected. For example, the amount of increase in specified amount might involve a substandard rating that differs from the rating for the base specified amount. In any such case, it might be a good idea to assign a separate policy number suffix.

Any significant deviations from these reporting guidelines must be agreed to by MARC-Life.

--------------------------------------------------------------------------------
             [LOGO OF MARC-LIFE MUNICH RE GROUP]  MARC-LIFE
                                                  MUNICH RE GROUP
--------------------------------------------------------------------------------

                                   EXHIBIT VII
                                   -----------

                               LIST OF AMENDMENTS

                                 Universal Life
                                 --------------

Each "List of Amendments" (monthly, quarterly, or annual) should show details for each policy for which any transaction (see codes 4-12 below) occurred which has an effect on either the Reinsurance Death Benefit or reinsurance premium. The basic policy details to be shown include the following:

   a.  Policy number
   b.  Name of insured
*  c.  Date of birth
   d.  Transaction code (changes to in force)
        4.  Termination without value
        5.  Policy not placed (NTO)
        6.  Surrender (full or partial)
        7.  Reinstatement
        8.  Increase in specified amount
        9.  Decrease in specified amount
       10.  Conversion or change of plan (e.g., Option A to Option B)
       11.  Death
       12.  Other (Please describe.)
   e.  Effective date of transaction
   f. Net increase or decrease in Reinsurance Death Benefit from the Reinsurance Death Benefit last reported to MARC-Life before the change
   g.  Reinsurance premium adjustment (separately for first year/renewal)
   h.  Net adjustment due MARC-Life (separately for first year/renewal)

Subtotals of policy count and Reinsurance Death Benefit should be provided for each transaction code where the transaction is such that the life policy count in force is altered by the transaction. For items g and h only grand totals are required (separately for first year/renewal/combined).

The premium adjustments should include adjustments up to the current reporting period (e.g., month, quarter). Premiums for the current reporting period should appear on the "List of Risks Reinsured."

It is not necessary to adhere strictly to the set of transaction codes shown above as long as the amendments are clearly identified and appropriate subtotals and totals can be provided.

*Desirable but not required

--------------------------------------------------------------------------------
             [LOGO OF MARC-LIFE MUNICH RE GROUP]  MARC-LIFE
                                                  MUNICH RE GROUP
--------------------------------------------------------------------------------

                                   EXHIBIT VIII
                                   ------------

                              IN-FORCE SUMMARY FORM

--------------------------------------------------------------------------------

                       SELF-ADMINISTERED LIFE REINSURANCE

                                 Summary Report

                    For the Period_________ through ________
                     To Munich American Reassurance Company
                                             Account
Company Name ____________________________    Number ____________________________
Treaty ID:   ____________________________
Plan ID:     ____________________________
Prepared By  ____________________________    Date Phone ________________________

I.       Policy Exhibit Summary (Life Reinsurance Only)

================================================================================
                                                       Number of     Amount of
                                                       Policies     Reinsurance
--------------------------------------------------------------------------------
A. In Force As Of Last Report                         __________     __________

B. New Paid Reinsurance Ceded                         __________     __________

C. NTO                                                __________     __________

D. Reinstatements                                     __________     __________

E. Administrative New Business (Conversions, Etc.)    __________     __________

F. Lapses                                             __________     __________

G. Recaptures                                         __________     __________

H. Surrenders (Coinsurance Only)                      __________     __________

I. Death                                              __________     __________

J. Expenses                                           __________     __________

K. Administrative Lapses                              __________     __________

L. Increase/Decrease                                    XXXXXX       __________

M. In Force As Of Current Report                      __________     __________

N. ADB in Force As of Current Report                    XXXXXX       __________
================================================================================

II.       Accounting Summary

================================================================================
                   Premiums            Commissions
          --------------------------------------------------           Net Due
Category  First Year  Renewal Year  First Year  Renewal Year  Other*  MARC-Life
--------------------------------------------------------------------------------
Life      ______________________________________________________________________

WP        ______________________________________________________________________

ADB       ______________________________________________________________________

Total     ______________________________________________________________________
================================================================================

* If more than one category is included (e.g., surrender benefits, dividends), please show details on the reverse side of this form.
                                                                          RADF61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             [LOGO OF MARC-LIFE MUNICH RE GROUP]  MARC-LIFE
                                                  MUNICH RE GROUP
--------------------------------------------------------------------------------